FOR GLOBAL DIVERSIFICATION

                                                                  DELAWARE GROUP

                                                                        Global &
                                                             International Funds


                                                                            1997
                                                                     Semi-Annual
                                                                          Report

                                                         professional management
                                                            service and guidance
                                                         goals

INTERNATIONAL EQUITY FUND
GLOBAL BOND FUND
GLOBAL ASSETS FUND
EMERGING MARKETS FUND


DELAWARE
GROUP
--------

JUNE 20, 1997

Dear Shareholder:
Although the U.S. stock market provided a significant level of capital appreciation since November, many international equity markets, particularly those of emerging countries, have been equally if not even more dynamic.
        We are pleased to report that each of Delaware Group's Global & International funds has kept pace with its unmanaged benchmark for each Fund's respective lifetime period. Our flagship International Equity Fund's return was more than double that of the unmanaged Morgan Stanley Europe Australia Far East Index for the six months ended May 31, 1997.
        In addition, our Emerging Markets Fund has provided superb results since it was initially offered a year ago. To analyze the additional risks of investing in emerging markets, the Fund's portfolio managers use a value-oriented discipline similar to that used by International Equity.

SINCE AUTUMN, WORLD EVENTS HAVE ILLUSTRATED THE COMPLEXITY AND RISKS OF OVERSEAS MARKETS. OVERALL, DELAWARE'S CONSISTENT, INCOME AND INFLATION-SAVVY METHOD OF EVALUATING STOCKS AND BONDS ACROSS THE WORLD WAS ESPECIALLY USEFUL IN THIS ENVIRONMENT.

        During the first half of fiscal 1997, international bond markets lost ground, but generally fared better than the U.S. bond market, which was negatively affected by a modest increase in short-term interest rates and uncertainty about inflation. Our Funds' portfolio managers had the flexibility to reallocate assets to markets which appeared undervalued.
        Since autumn, world events have illustrated the complexity and risks of overseas markets. Governments in the United Kingdom and France changed hands. Currency fluctuations reduced the returns available to U.S. investors from the German stock market, which performed well when measured in Deutschemarks. Accounting issues rocked Thailand's and Japan's financial sectors. Overall, Delaware's consistent, income and inflation-savvy method of evaluating stocks and bonds across the world was especially useful in this environment.
        Delaware's 17 investment professionals in London, together with their colleagues here in Philadelphia, go beyond office research to keep abreast of what's happening in established and

2    1 9 9 7    s e m i -  a n n u a l   r e p o r t
emerging markets. During the period, our portfolio managers and analysts traveled from the streets of Beirut to the grasslands of Kenya to evaluate investment opportunities
        More than 80 years ago, the British general Earl Kitchener advised his troops that going overseas required courage, energy and patience. Today these virtues are required of global investment professionals. We believe it is our duty to you as shareholders to act with discipline and steadiness under fire.
        I encourage you to read the performance discussions for our Funds, as well as our managers' outlooks for the world's stock and bond markets. As always, Delaware is there for you and your financial adviser, ready to help you build a diversified investment program with the potential to meet your goals.

Sincerely,


/s/ Wayne A. Stork
Wayne A. Stork
CHAIRMAN, PRESIDENT AND CHIEF EXECUTIVE OFFICER

global
discipline

TOTAL RETURN

----------------------------------------------------------------------------------------------------
                                                                 DECEMBER
                                                                 1, 1996
                                                                   TO
                                                               MAY 31, 1997               LIFETIME*
----------------------------------------------------------------------------------------------------
International Equity A Class (Est. 10/31/91)                      +8.78%                   +12.11%
Lipper International Equity Fund Average (401/69 funds)           +7.87%                   +10.69%
Morgan Stanley Europe Australia Far East (EAFE) Index             +4.19%                    +8.67%
----------------------------------------------------------------------------------------------------
Global Bond Fund A Class (Est. 12/27/94)                          -2.04%                   +12.49%
Lipper General World Income Fund Average (140/101 funds)          -0.64%                   +11.54%
Salomon Brothers World Government Bond Index                      -3.18%                    +7.98%
----------------------------------------------------------------------------------------------------
Global Assets A Class (Est. 12/27/94)                             +6.44%                   +19.08%
Lipper Global Flexible Portfolio Average (80/54 funds)            +5.91%                   +15.33%
Morgan Stanley World Index                                        +8.77%                   +17.53%
----------------------------------------------------------------------------------------------------
Emerging Markets Fund A Class (Est. 6/10/96)                     +21.40%                   +21.03%
Lipper Emerging Markets Fund Average (122/107 funds)             +16.74%                   +13.63%
Morgan Stanley Emerging Markets Index                            +12.28%                    +7.09%

*AVERAGE ANNUAL TOTAL RETURN FOR EACH FUND EXCEPT EMERGING MARKETS FUND, WHICH IS EXPRESSED AS AN AGGREGATE RETURN. RESULTS ARE AT NET ASSET VALUE AND ASSUME REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS. FOR COMPLETE PERFORMANCE, SEE PAGES 12 TO 15. MORGAN STANLEY WORLD INDEX AND THE SALOMON BROTHERS WORLD GOVERNMENT BOND INDEX INCLUDE U.S. MARKET PERFORMANCE. ALL RETURNS STATED IN U.S. DOLLARS. PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. LIPPER RESULTS SHOW HOW MANY FUNDS WERE IN THE AVERAGES FOR EACH RESPECTIVE PERIOD.


                           1 9 9 7    s e m i -  a n n u a l   r e p o r t    3

Portfolio Managers' Review
INTERNATIONAL EQUITY FUND

INVESTMENT STRATEGY
Delaware Group's International Equity Fund invests for long-term growth using a value style. We typically buy dividend-paying stocks in established markets with a four-to-five year investment horizon in mind. We believe your Fund's exceptionally low 4% turnover rate during the first half of fiscal 1997 was reflective of our approach.

STRATEGIC POSITIONING
AND OUTLOOK
In general, your Fund's stock selections performed well during the first half of fiscal 1997, even amid political change in the United Kingdom and France.

value

WE'RE OPTIMISTIC ABOUT WHAT'S HAPPENING IN LONDON BECAUSE THE NEW GOVERNMENT OF TONY BLAIR HAS TAKEN STEPS TO MAKE THE BANK OF ENGLAND -- THE UK'S CENTRAL BANK -- MORE INDEPENDENT, LIKE THE U.S. FEDERAL RESERVE BOARD.

We continue to have significant holdings in both countries, and our weighting in the United Kingdom remains substantially higher than that of the unmanaged Morgan Stanley Europe Australia Far East (EAFE) Index. (See chart on page 5).
        Both the United Kingdom and France elected more liberal governments this past spring, a response to economic change resulting from pending European monetary union and the increasing privatization of state industries. We're optimistic about what's happening in London because the new government of Tony Blair has taken steps to make the Bank of England the UK's central bank more independent, like the U.S. Federal Reserve Board. We take this as a sign that inflation is likely to remain tame.
        In Paris, we maintained holdings such as ELF AQUITAINE, a French oil company, and COMPAGNIE DE SAINT GOBAIN each appears well-positioned because of diverse international operations and positive internal changes.
        During the fall of 1996, the EAFE Index was adversely affected by the weak performance of the Japanese stock market. Japan's financial sector is still grappling with the effects of the early 1990s recession, and recent economic growth has been less than expected.
        Your Fund has benefited from being underweighted in Japan for several years. As of this writing, we still believe the capital appreciation potential of the Japanese market is limited. Most of the Fund's Japanese stocks contributed

4    1 9 9 7    s e m i -  a n n u a l   r e p o r t
handsomely to total return during the first half. However, we were disappointed by the negative returns of KINKI COCA-COLA BOTTLING during the period
        Returns from any portfolio of international stocks are influenced by three primary factors a fund manager's choice of stocks, circumstances in a particular country and the relationship of the local currency to the investor's home currency, in our case the U.S. dollar.
        We see nothing on the horizon that alters our long-term positive view of selected stocks within selected European markets. Many companies continue to restructure operations or merge to become more competitive and increase returns for shareholders. Through fundamental analysis of individual companies' inflation-adjusted earnings potential, we believe we can uncover superior long-term capital appreciation potential.

GLOBAL BOND FUND

INVESTMENT STRATEGY
Global Bond Fund relies on income potential as a key measure of value when selecting bonds. Our research focuses on long-term factors such as inflation and trends that can be analyzed with reasonable certainty.
        The Funds' portfolio managers place great importance on quality and select only those bonds rated "A" or better by Standard & Poor's. Generally, the Fund's holdings will have an average maturity in the five to 10-year range, the range we believe offers attractive income potential relative to the risk to principal from fluctuating interest rates.


diversity

INTERNATIONAL EQUITY FUND'S COUNTRY ALLOCATION
May 31, 1997

                             International       Morgan Stanley
                              Equity Fund          EAFE Index
United Kingdom                   27.10%                9.0%
Japan                            14.20%               24.6%
Australia/New Zealand            14.90%                3.0%
Hong Kong/Other Pacific           8.70%                5.1%
Germany                           7.80%               21.5%
France                            7.30%               11.1%
Other Western Europe             13.80%               29.7%




                           1 9 9 7    s e m i -  a n n u a l   r e p o r t    5

WE SEARCH THE WORLD FOR HIGH INCOME POTENTIAL
(Yields Measured in U.S. dollars)

New Zealand and British government bonds each provided higher yields than U.S. Treasuries for U.S. investors as of May 31, 1997. Bonds from these countries represented about 23% of your Fund's net assets.

             British Government Bonds       New Zealand Government Bonds      U.S. Treasuries
3 months                    6.48%                            6.81%                       4.95%
6 months                                                     6.82%                       5.41%
9 months
1 year                      6.66%                            6.95%                       5.77%
2 years                     6.84%                                                        6.21%
3 years                                                      7.18%                       6.35%
4 years                     7.03%                            7.25%
5 years                     7.05%                            7.39%                        6.5%
6 years                     7.13%
7 years                     7.14%                            7.52%
8 years                      7.2%
9 years                      7.2%
10 years                    7.19%                            7.49%                       6.66%
15 years                     7.3%
20 years                    7.27%
30 years                    7.26%                                                        6.91%

THE ABOVE ILLUSTRATION IS NOT INTENDED TO REPRESENT THE YIELD OF GLOBAL BOND FUND. PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. UNLIKE U.S. TREASURIES, FOREIGN BONDS HAVE CURRENCY, POLITICAL AND ECONOMIC RISKS AND ARE NOT GUARANTEED BY THE U.S. GOVERNMENT.

STRATEGIC POSITIONING
AND OUTLOOK
The first six months of fiscal 1997 has been a volatile period for U.S.
bonds. After seeing signs of strong U.S. economic growth, the Federal Reserve Board raised its target for short-term U.S. interest rates. Domestic bond prices subsequently slumped, with yields on 30-year U.S. Treasury securities rising to 7.18% before settling down to 6.91% as of May 31.
        Global Bond Fund's positioning which included a 13.7% weighting in U.S. bonds helped your Fund modestly outperform the unmanaged Salomon Brothers World Government Bond Index. Our results were negatively affected by a rise in the dollar's value relative to some European currencies.
        Your Fund's largest country weighting outside the U.S. was New Zealand (11.8% of net assets). In our opinion, New Zealand bonds remain attractive because the government has been operating at a budget surplus and, unlike the United States, is actually reducing its total debt burden.
        As of May 31, intermediate-term Japanese government bonds represented 8.6% of your Fund's net assets. Since November, we have become more optimistic about Japanese bonds. A gradual economic recovery and an increase in interest rates in Japan created what we believe were attractive yields relative to Japan's very low 1% annual inflation rate. At the start of fiscal 1997, the Fund did not have any investments in Japan.
        Another change in your Fund's portfolio is that we reduced our weighting in several countries, including Canada, Denmark and Australia. Part of the reason is that the income potential in these countries became less attractive. The effect of the rising value of the dollar relative to these countries' currencies also weighed in our decision.

6    1 9 9 7    s e m i -  a n n u a l   r e p o r t

PORTFOLIO HIGHLIGHTS - GLOBAL BOND FUND
--------------------------------------------------------------------------------
May 31, 1997

--------------------------------------------------------------------------------
Yield                                                          4.99%*
Region of Highest Concentration
        Western Europe                                    39% of net assets
Average Effective Duration                                    3.9 years
Average Effective Maturity                                    4.7 years
Average Quality                                                  AA+

*FOR CLASS A SHARES, MEASURED ACCORDING TO SECURITIES AND EXCHANGE COMMISSION GUIDELINES. THIRTY-DAY SEC YIELD WAS 4.52% AND 4.55% FOR CLASS B AND CLASS C SHARES, RESPECTIVELY, AS OF MAY 31, 1997.


        In the coming months, we believe investment grade bond values will continue to be better abroad than in the U.S., even after factoring in overseas currency fluctuations. In our opinion, consumer prices will be relatively tame in the U.S. However, the extent to which the Federal Reserve will have to raise interest rates to preserve a benign inflation environment remains unclear.

IN THE COMING MONTHS, WE BELIEVE INVESTMENT GRADE BOND VALUES WILL CONTINUE TO BE BETTER ABROAD THAN IN THE U.S., EVEN AFTER FACTORING IN OVERSEAS CURRENCY FLUCTUATIONS.


GLOBAL ASSETS FUND

INVESTMENT STRATEGY

Global Assets Fund has provided a competitive total return since November that reflected the Fund's ability to diversify among four asset classes in both the U.S. and foreign markets. Nearly half the Fund's net assets were invested abroad as of May 31. Overall, we had a 61.3% equity, 31.3% bond, 7.4% cash mix.
        Using the same income-oriented approach as International Equity Fund and Global Bond Fund, we compare stocks to bonds within a country as well as across countries with a consistent yardstick. And, of course, we take inflation into account when evaluating both US. and foreign stocks and bonds. From this we can decide what countries and what asset classes offer the most attractive risk/reward profile.

STRATEGIC POSITIONING

* INTERNATIONAL STOCKS
Following the same strategy as the International Equity Fund (see page 4), Global Assets had a high concentration of stocks in Europe, particularly in the United Kingdom. Stock selections there performed well despite a changing political environment. As of May 31, the single largest foreign stock holding in the Fund's portfolio was BANK DAGANG NASIONAL of Indonesia, amounting to 1.7% of net assets.

                            1 9 9 7    s e m i -  a n n u a l   r e p o r t    7

        In the coming months, we expect to maintain our concentration on selected European markets. To remain competitive globally as well as increase returns for shareholders, many European companies are restructuring operations or merging. We believe Europe continues to offer attractive, risk-adjusted long-term capital appreciation potential relative to other parts of the established world.

* U.S. STOCKS
In our opinion, investors will pay more for strong U.S. companies that are expected to increase cash dividends at an above average rate. When we select domestic stocks, we also look for dividend growth potential and other indicators of capital appreciation potential, including:
* VALUE - attractive earnings growth at discount prices;
* CONSISTENCY - steady growth in a relatively stable industry;
* CASH FLOW - substantial resources to reinvest in the business or raise dividends;
* CATALYSTS - improving operations or expansion by acquisition; and
* UNDISCOVERED POTENTIAL - the company's potential hasn't been recognized by the market.
        Market appreciation, especially in the consumer goods and pharmaceutical sectors, caused the Fund's weighting in U.S. stocks to increase during the first half of fiscal 1997. We retained our drug stock holdings because we believe this consumer growth industry has more potential. We believe this helps us maximize total return with only a modest increase in risk. Compared to November, we've slightly increased our weighting in midcap companies, adding stocks of capital goods makers in areas such as office furniture that subsequently performed well.
        Among U.S. stocks, we had a few disappointments since autumn. The most significant of these was COLUMBIA/HCA HEALTHCARE. The company's share price suffered after Columbia, the nation's largest hospital chain, became a target of federal regulators who question the


GLOBAL ASSETS FUND
A Diverse Asset Mix
May 31, 1997

High Yield U.S. Bonds                       12.50%
U.S. Stocks                                  29.1%
Foreign Bonds                               18.80%
Foreign Stocks                               32.3%
Cash                                         7.30%

8    1 9 9 7    s e m i -  a n n u a l   r e p o r t
company's billing practices. We've retained our position because we believe the company's business is fundamentally sound and that a settlement can be reached.

* GLOBAL BONDS
At the start of fiscal 1997, the Fund did not have any investments in Japan.
By May 31, Japanese bonds were the Fund's largest foreign country weighting (3.7% of net assets). We sold our Danish bonds and most of our Swedish bonds after the total return potential from these countries became more limited. Overall, we reduced the portion of your Fund's net assets allocated to foreign bonds from 22.7% to 18.8% during the first half.
        The Fund's holdings include high quality foreign government and corporate bonds managed in the same style as Global Bond Fund. Our change in outlook about Japan reflects that country's gradual economic recovery as well as attractive yields relative to Japan's annual inflation rate of less than 1%.

* HIGH-YIELD U.S. BONDS
High-yield bonds provided a higher total return than other segments of the U.S. bond market since November, and have contributed significantly to your Fund's investment income during the year. We increased the portion of your Fund's net assets devoted to this sector from 7.6% at the start of fiscal 1997 to 12.5% as of May 31.
        For nearly three years, high-yield bonds have generally performed well compared to other fixed-income securities as a healthy U.S. economy allowed corporations to meet obligations to bondholders. The default rate on high-yield debt has remained well below 2%, according to CS First Boston.

DURING THE FIRST HALF OF FISCAL 1997, THE HIGH-YIELD BONDS IN YOUR FUND'S PORTFOLIO ACTED LIKE A SHOCK ABSORBER OF BROAD MARKET VOLATILITY - PROVIDING HIGH INCOME THAT OFFSET SOME OF THE EFFECTS OF THE LARGEST SHORT-TERM U.S. STOCK MARKET CORRECTION IN SEVEN YEARS.

        During the first half of fiscal 1997, the high-yield bonds in your Fund's portfolio acted like a shock absorber of broad market volatility - providing high income that offset some of the effects of the largest short-term U.S. stock market correction in seven years. As of May 31, your Fund's high-yield component had an average effective maturity of 7.2 years and an effective duration of 4.8 years. Duration indicates the approximate percentage of change in a bond's price given a 1% change in interest rates.
        Historically, the income generated by high-yield bonds has more than compensated investors for the additional risks. While there can be no guarantees, we expect this pattern to continue for the balance of 1997.


                           1 9 9 7    s e m i -  a n n u a l   r e p o r t    9

OUTLOOK
With the Dow Jones Industrial Average rocketing past 7,700 points in early June and other unmanaged equity market benchmarks at historical highs, we believe that the short-term growth potential of U.S. stocks is less robust than two and a half years ago, when Global Assets Fund began operations.
        As such, we are seeking more compelling equity values overseas. However, we will continue to take a multi-sector worldwide approach to asset allocation. During these ebullient times, keep in mind that since 1973, a global mix of stocks and bonds would have provided just as high a total return for a U.S. investor as the unmanaged S&P 500 Index with one-third LESS risk, according to the University of Pennsylvania's Wharton School of Business. Although the future cannot be guaranteed, balance can make sense for investors who can appreciate the risks of international markets.
EMERGING MARKETS FUND

STRATEGIC POSITIONING
AND OUTLOOK
Prudent individual stock and country selection helped Emerging Markets Fund provide exceptional results during the first half of fiscal 1997. We benefited from holdings in Brazil, Russia and Greece, three of the world's most dynamic developing markets. Capital appreciation from telephone and economically sensitive stocks such as construction companies and banks

SINCE NOVEMBER, EMERGING MARKETS FUND HAS BENEFITED FROM HOLDINGS IN BRAZIL, RUSSIA AND GREECE, THREE OF THE WORLD'S MOST DYNAMIC DEVELOPING MARKETS.

contributed to our returns.
        One top performer was TELEBRAS, a Brazilian telecommuncations company that nearly doubled in value. Shares of banks in Indonesia and Greece also did well, as did a Malaysian tractor company and GUANGDONG KELON ELECTRIC, the leading refrigerator maker in China.

EMERGING MARKETS FUND: A WORLD OF OPPORTUNITY
--------------------------------------------------------------------------------
Country/Region Allocation
May 31, 1997

Other Pacific Rim                   18.20%
Hong Kong/China                      5.70%
Brazil                               9.20%
Other South America                 12.50%
India                                5.30%
Middle East                          8.80%
South Africa                         5.10%
Cash                                 9.00%
Mexico                               7.10%
Greece/Portugal                      5.30%
Eastern Europe & Russia              7.80%
Singapore/Malaysia                   6.00%

      CHART REFLECTS SECURITIES' COUNTRY OF ORIGIN.
    *INDONESIA, TAIWAN, SOUTH KOREA, PHILIPPINES, THAILAND AND AUSTRALIA **ARGENTINA, CHILE, VENEZUELA AND PERU ***ISRAEL, LEBANON, TURKEY, EGYPT

10    1 9 9 7    s e m i -  a n n u a l   r e p o r t

        As we do with International Equity Fund, we use a value approach to invest in emerging markets. Since many companies in emerging markets do not provide cash dividends, we pay a lot of attention to cash flow and growth of cash flow as measures of value
        The performance of developing markets has varied widely since November, even among countries in the same region of the world. Hungary's stock market in Budapest did well, while a few hundred miles away in Prague in the Czech Republic, stocks fared poorly amid a slowdown in private sector growth. Such variation made it imperative to carefully monitor political and economic developments as well as analyze the fundamental growth potential of specific companies.
        While many of our Pacific Rim choices enjoyed positive returns, Thailand was a weak spot for the Fund. One bank stock in our portfolio performed well despite that country's financial turmoil, but the balance of our holdings (about 4.1% of the Fund's net assets) did not meet expectations.
        The Middle East has attracted our attention this year; we believe it offers superior capital appreciation potential. In our opinion, gradual settlement of hostilities is paving the way for greater economic growth. We've committed about 9% of the Fund's net assets to a regional mix that includes Egyptian cement and beverage firms, Israeli and Lebanese banks and Turkish telecom equipment and truck manufacturers.
        Overall, we invested in 85 stocks in 28 countries, with Brazil being our largest single country position (9% of net assets). Such diversification is prudent, given that the risks of investing in emerging markets are considerably greater than those of established nations. Of course, we believe the potential long-term rewards are greater as well.


Clive A. Gillmore
Delaware International Advisers Ltd.
INTERNATIONAL EQUITY FUND
GLOBAL ASSETS FUND, ASSET ALLOCATION
AND INTERNATIONAL EQUITIES
EMERGING MARKETS FUND



Ian G. Sims
Delaware International Advisers Ltd.
GLOBAL BOND FUND



George H. Burwell
Delaware Management Company, Inc.
GLOBAL ASSETS FUND, U.S. STOCKS



Robert Akester
Delaware International Advisers Ltd.
EMERGING MARKETS FUND



Paul A. Matlack
Delaware Management Company, Inc.
GLOBAL BOND FUND, U.S. HIGH
YIELD BONDS

June 20, 1997


                          1 9 9 7    s e m i -  a n n u a l   r e p o r t    11

Performance Summary

On the following four pages, you'll see that each of Delaware Group's global and international funds has outperformed its peers for its respective lifetime period. In addition, International Equity Fund, Global Bond Fund and Emerging Markets Fund have also outdistanced their unmanaged benchmarks.

INTERNATIONAL EQUITY FUND'S PERFORMANCE
October 31, 1991, to May 31, 1997
Growth of a $10,000 Investment, Distributions Reinvested

           International Equity Fund A           Morgan Stanley Europe Australia    Lipper International Fund Average
                                                 and Far East Index                 (69 Funds)
Oct-91                                       $ 9,525                           $10,000                              $10,000
May-92                                       $10,277                           $ 9,491                              $10,574
May-93                                       $10,625                           $11,086                              $11,266
May-94                                       $12,618                           $12,624                              $13,317
May-95                                       $12,932                           $13,284                              $13,348
May-96                                       $14,927                           $14,746                              $15,340
May-97                                       $18,034                           $15,905                              $17,177

CHART ASSUMES $10,000 INVESTED ON OCTOBER 31, 1991, AND INCLUDES THE EFFECT OF THE 4.75% SALES CHARGE AND THE REINVESTMENT OF ALL DIVIDENDS AND CAPITAL GAINS. PERFORMANCE OF OTHER CLASSES OF INTERNATIONAL EQUITY FUND WILL VARY DUE TO DIFFERING CHARGES AND EXPENSES.

INTERNATIONAL EQUITY FUND
--------------------------------------------------------------------------------
Average Annual Total Return Through May 31, 1997
                                  LIFETIME        FIVE YEARS        ONE YEAR
--------------------------------------------------------------------------------
Class A (Est. 10/31/91)
  Excluding Sales Charge           +12.11%          +11.90%          +20.82%
  Including Sales Charge           +11.13%          +10.82%          +15.08%
--------------------------------------------------------------------------------
Class B (Est. 9/6/94)
  Excluding Sales Charge           +11.09%                           +20.01%
  Including Sales Charge           +10.17%                           +16.01%
--------------------------------------------------------------------------------
Class C (Est. 11/29/95)
  Excluding Sales Charge           +20.98%                           +20.04%
  Including Sales Charge           +20.98%                           +19.04%

12    1 9 9 7    s e m i -  a n n u a l   r e p o r t

GLOBAL BOND FUND'S PERFORMANCE
December 27, 1994, to May 31, 1997
Growth of a $10,000 Investment, Distributions Reinvested

      Global Bond Fund A                    Salomon Brothers World Government             Lipper General World
                                            Bond Index                                    Income Fund Average (101 Funds)
Dec-94                              $ 9,525                               $10,000                               $10,000
May-95                              $10,334                               $11,943                               $10,955
May-96                              $11,624                               $11,736                               $11,892
May-97                              $12,676                               $11,910                               $12,938

CHART ASSUMES $10,000 INVESTED ON DECEMBER 27, 1994, AND INCLUDES THE EFFECT OF THE 4.75% SALES CHARGE AND THE REINVESTMENT OF ALL DIVIDENDS AND CAPITAL GAINS. PERFORMANCE OF OTHER CLASSES OF GLOBAL BOND FUND WILL VARY DUE TO DIFFERING CHARGES AND EXPENSES.

GLOBAL BOND FUND
--------------------------------------------------------------------------------
Average Annual Total Return Through May 31, 1997
                                           LIFETIME          ONE YEAR
Class A (Est. 12/27/94)
  Excluding Sales Charge                   +12.49%            +9.08%
  Including Sales Charge                   +10.25%            +3.91%
--------------------------------------------------------------------------------
Class B (Est. 12/27/94)
  Excluding Sales Charge                   +11.78%            +8.37%
  Including Sales Charge                   +10.72%            +4.37%
--------------------------------------------------------------------------------
Class C (Est. 12/27/94)
  Excluding Sales Charge                    +6.78%            +8.21%
  Including Sales Charge                    +6.78%            +7.21%


RETURN AND SHARE VALUE FOR EACH FUND FLUCTUATE SO THAT SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PAST PERFORMANCE IS NOT A GUARANTEE OF FUTURE RESULTS. RETURNS REFLECT REINVESTMENT OF ANY DISTRIBUTIONS AND ANY APPLICABLE SALES CHARGES AS NOTED BELOW. B AND C CLASS RESULTS EXCLUDING SALES CHARGES ASSUME THE INVESTMENT WAS NOT REDEEMED.

CLASS A SHARES HAVE A 4.75% FRONT-END SALES CHARGE AND 12B-1 FEES. VOLUNTARY EXPENSE LIMITATIONS ARE IN EFFECT FOR EACH SERIES, 1.55% FOR THE
INTERNATIONAL EQUITY FUND, 0.95% FOR THE GLOBAL BOND FUND AND THE GLOBAL ASSETS FUND AND 1.70% FOR THE EMERGING MARKETS FUND.

CLASS B SHARES DO NOT CARRY A FRONT-END SALES CHARGE, BUT ARE SUBJECT TO A 1% ANNUAL DISTRIBUTION AND SERVICE FEE. THEY ARE SUBJECT TO A DEFERRED SALES CHARGE IF REDEEMED BEFORE THE END OF THE SIXTH YEAR.

CLASS C SHARES HAVE AN ANNUAL 1% SERVICE AND DISTRIBUTION FEE AND A 1% CONTINGENT SALES CHARGE IF REDEEMED WITHIN 12 MONTHS OF PURCHASE.

INSTITUTIONAL CLASS SHARES FOR EACH FUND, WHICH ARE AVAILABLE WITHOUT SALES OR ASSET-BASED DISTRIBUTION CHARGES ONLY TO CERTAIN ELIGIBLE INSTITUTIONAL ACCOUNTS, PROVIDED THE FOLLOWING RETURNS FOR THE LISTED PERIODS ENDED MAY 31, 1997:

INSTITUTIONAL CLASSES
--------------------------------------------------------------------------------
Average Annual Total Return
                                   LIFETIME      ONE YEAR      SIX MONTHS+
--------------------------------------------------------------------------------
International Equity Fund*          +12.38%       +21.17%         +8.91%
Global Bond Fund**                  +12.86%        +9.40%         -1.89%
Global Assets Fund**                +19.46%       +17.42%         +6.71%
Emerging Markets Fund***            +21.62%                      +21.74%

* INITIALLY OFFERED ON NOVEMBER 9, 1992. PERFORMANCE PRIOR TO THIS DATE IS BASED ON CLASS A PERFORMANCE, ADJUSTED TO ELIMINATE THE SALE CHARGES, BUT NOT THE ASSET-BASED DISTRIBUTION CHARGE.
** INITIALLY OFFERED ON DECEMBER 27, 1994. ***INITIALLY OFFERED JUNE 10, 1996.
+ AGGREGATE RETURN.

                          1 9 9 7    s e m i -  a n n u a l   r e p o r t    13

GLOBAL ASSETS FUND'S PERFORMANCE
December 27, 1994, to May 31, 1997
Growth of a $10,000 Investment, Distributions Reinvested

          Global Assets Fund A        Morgan Stanley World Index      Salomon Brothers World      Lipper Global Flexible Portfolio
                                                                      Government Bond Index       Average (54 Funds)
Dec-94                           $ 9,525                          $10,000                         $10,000                  $10,000
May-95                           $10,663                          $10,943                         $11,943                  $10,758
May-96                           $12,447                          $12,953                         $11,736                  $12,453
May-97                           $14,568                          $15,228                         $11,910                  $14,142

CHART ASSUMES $10,000 INVESTED ON DECEMBER 27, 1994, AND INCLUDES THE EFFECT OF THE 4.75% SALES CHARGE AND THE REINVESTMENT OF ALL DIVIDENDS AND CAPITAL GAINS. PERFORMANCE OF OTHER CLASSES OF GLOBAL ASSETS FUND WILL VARY DUE TO DIFFERING CHARGES AND EXPENSES. THE MORGAN STANLEY WORLD INDEX IS COMPOSED ENTIRELY OF EQUITIES.

performance

GLOBAL ASSETS FUND
--------------------------------------------------------------------------------
Average Annual Total Return Through May 31, 1997
                                                   LIFETIME          ONE YEAR
--------------------------------------------------------------------------------
Class A (Est. 12/27/94)
  Excluding Sales Charge                            +19.08%           +17.05%
  Including Sales Charge                            +16.71%           +11.50%
--------------------------------------------------------------------------------
Class B (Est. 12/27/94)
  Excluding Sales Charge                            +18.27%           +16.32%
  Including Sales Charge                            +17.30%           +12.32%
--------------------------------------------------------------------------------
Class C (Est. 11/29/95)
  Excluding Sales Charge                            +15.36%           +16.19%
  Including Sales Charge                            +15.36%           +15.19%

SEE PAGE 13 FOR IMPORTANT ADDITIONAL INFORMATION AND INSTITUTIONAL CLASS PERFORMANCE. RETURN AND SHARE VALUE FOR EACH FUND FLUCTUATE SO THAT SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PAST PERFORMANCE IS NOT A GUARANTEE OF FUTURE RESULTS.


14    1 9 9 7    s e m i -  a n n u a l   r e p o r t

EMERGING MARKETS FUND'S PERFORMANCE
June 10, 1996, to May 31, 1997
Growth of a $10,000 Investment, Distributions Reinvested

       Emerging Markets Fund A        Morgan Stanley Emerging Markets Index      Lipper Emerging Markets Fund Average (107 Funds)
Jun-96                         $ 9,525                                 $10,000                                         $10,000
Jul-96                         $ 9,117                                 $ 9,298                                         $ 9,408
Aug-96                         $ 9,516                                 $ 9,523                                         $ 9,663
Sep-96                         $ 9,544                                 $ 9,592                                         $ 9,725
Oct-96                         $ 9,364                                 $ 9,329                                         $ 9,476
Nov-96                         $ 9,449                                 $ 9,530                                         $ 9,685
Dec-96                         $ 9,597                                 $ 9,507                                         $ 9,853
Jan-97                         $10,515                                 $10,147                                         $10,644
Feb-97                         $10,955                                 $10,575                                         $11,042
Mar-97                         $10,754                                 $10,271                                         $10,815
Apr-97                         $11,031                                 $10,253                                         $10,882
May-97                         $11,572                                 $10,518                                         $11,322

CHART ASSUMES $10,000 INVESTED ON JUNE 10, 1996, AND INCLUDES THE EFFECT OF THE 4.75% SALES CHARGE AND THE REINVESTMENT OF ALL DIVIDENDS AND CAPITAL GAINS. PERFORMANCE OF OTHER CLASSES OF EMERGING MARKETS FUND WILL VARY DUE TO DIFFERING CHARGES AND EXPENSES. INVESTMENTS IN EMERGING MARKETS SHOULD BE EVALUATED OVER A MULTI-YEAR PERIOD. PERFORMANCE FOR THE 11-MONTH PERIOD SHOWN ABOVE MAY NOT BE REPRESENTATIVE OF LONGER TERM RESULTS.


EMERGING MARKETS FUND
--------------------------------------------------------------------------------
Aggregate Total Return Through May 31, 1997
                                                                 LIFETIME
--------------------------------------------------------------------------------
Class A (Est. 6/10/96)
  Excluding Sales Charge                                          +21.03%
  Including Sales Charge                                          +15.27%
--------------------------------------------------------------------------------
Class B (Est. 6/10/96)
  Excluding Sales Charge                                          +20.31%
  Including Sales Charge                                          +16.31%
--------------------------------------------------------------------------------
Class C (Est. 6/10/96)
  Excluding Sales Charge                                          +20.31%
  Including Sales Charge                                          +19.31%

SEE PAGE 13 FOR IMPORTANT ADDITIONAL INFORMATION AND INSTITUTIONAL CLASS PERFORMANCE. RETURN AND SHARE VALUE FOR EACH FUND FLUCTUATE SO THAT SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PAST PERFORMANCE IS NOT A GUARANTEE OF FUTURE RESULTS.

                          1 9 9 7    s e m i -  a n n u a l   r e p o r t    15

Financial Statements
DELAWARE GROUP GLOBAL & INTERNATIONAL FUNDS, INC. --
INTERNATIONAL EQUITY SERIES
STATEMENT OF NET ASSETS --
MAY 31, 1997
(UNAUDITED)

--------------------------------------------------------------------------------
                                                                        MARKET
                                                            NUMBER       VALUE
                                                          OF SHARES    (U.S. $)
--------------------------------------------------------------------------------
COMMON STOCK - 93.60%
AUSTRALIA - 11.20%
Amcor ..............................................       980,000   $ 6,482,744
CSR ................................................     1,562,874     5,727,757
National Australia Bank ............................       462,238     6,600,469
Pacific Dunlop .....................................       864,192     2,411,514
                                                                     -----------
                                                                      21,222,484
                                                                     -----------
BELGIUM - 2.62%
Electrabel .........................................        22,090     4,953,182
                                                                     -----------
                                                                       4,953,182
                                                                     -----------
GERMANY - 7.74%
Bayer ..............................................        92,090     3,600,869
Continental ........................................       119,500     2,735,052
Rheinisch Westfaelisches Elek ......................        62,000     2,672,257
Siemens ............................................        99,900     5,659,028
                                                                     -----------
                                                                      14,667,206
                                                                     -----------
FRANCE - 7.25%
Alcatel Alsthom ....................................        11,531     1,251,780
Campagnie de Saint Gobain ..........................        41,091     5,688,348
Elf Aquitaine ......................................        44,376     4,447,389
Societe Television Francaise .......................        24,500     2,349,018
                                                                     -----------
                                                                      13,736,535
                                                                     -----------
HONG KONG - 3.53%
Hong Kong Electric .................................       632,000     2,275,640
Wharf Holdings .....................................       987,000     4,420,068
                                                                     -----------
                                                                       6,695,708
                                                                     -----------
INDONESIA - 1.64%
PT Bank Dagang Nasional ............................     1,990,625     2,147,270
PT Semen Gresik ....................................       400,000       953,358
                                                                     -----------
                                                                       3,100,628
                                                                     -----------
JAPAN - 14.24%
Amano ..............................................       194,000     2,069,333
Canon Electronics ..................................       178,000     4,516,989
Eisai ..............................................       264,000     5,314,064
Kinki Coca-Cola Bottling ...........................       183,000     2,361,290
Koito Manufacturing ................................       269,000     2,075,638
Matsushita Electric ................................       236,000     4,445,935
Senko ..............................................       452,000     1,850,770
West Japan Railway .................................         1,160     4,350,623
                                                                     -----------
                                                                      26,984,642
                                                                     -----------
MALAYSIA - 1.78%
Oriental Holdings Berhad ...........................       200,000     1,520,095
Sime Darby Berhad ..................................       566,000     1,846,876
                                                                     -----------
                                                                       3,366,971
                                                                     -----------

INTERNATIONAL EQUITY SERIES
STATEMENT OF NET ASSETS (CONTINUED)
--------------------------------------------------------------------------------
                                                                        MARKET
                                                            NUMBER       VALUE
                                                          OF SHARES    (U.S. $)
--------------------------------------------------------------------------------
COMMON STOCK (CONTINUED)
NETHERLANDS - 6.20%
Elsevier ...........................................       238,000   $ 4,032,006
Koninklijke Van Ommeren ............................        36,000     1,461,843
Royal Dutch Petroleum ..............................        13,820     2,673,375
Unilever NV-CVA ....................................        18,530     3,569,034
                                                                     -----------
                                                                      11,736,258
                                                                     -----------
NEW ZEALAND - 3.65%
Carter Holt Harvey .................................       717,300     1,721,257
Telecom Corporation of New Zealand .................     1,079,920     5,190,272
                                                                     -----------
                                                                       6,911,529
                                                                     -----------
PHILIPPINES - 0.85%
Philippine Long Distance Telephone
Company ADR ........................................        27,900     1,614,712
                                                                     -----------
                                                                       1,614,712
                                                                     -----------
SINGAPORE - 0.81%
Jardine Matheson Holdings Limited ..................       226,287     1,538,752
                                                                     -----------
                                                                       1,538,752
                                                                     -----------
SPAIN - 5.01%
Banco Central Hispanoamer SA .......................       113,452     3,663,922
Iberdrola SA .......................................       215,000     2,641,917
Telefonica de Espana ...............................       110,500     3,189,927
                                                                     -----------
                                                                       9,495,766
                                                                     -----------
UNITED KINGDOM - 27.08%
BG .................................................       935,000     3,137,141
Bass ...............................................       461,000     5,997,956
Blue Circle Industries .............................       617,000     4,266,895
Boots ..............................................       422,500     4,911,292
British Airways ....................................       474,000     5,529,389
Cable & Wireless ...................................       550,000     4,502,901
*Centrica ..........................................       935,000       981,795
GKN ................................................       282,900     4,917,712
Great Universal Stores .............................       390,200     4,142,101
RTZ ................................................       289,700     4,986,010
Taylor Woodrow .....................................     1,280,825     4,339,493
Unigate ............................................       446,000     3,600,221
                                                                     -----------
                                                                      51,312,906
                                                                     -----------
Total Common Stock (cost $144,621,093 ..............                 177,337,279
                                                                     -----------

WARRANTS - 0.06%
INDONESIA - 0.06%
*PT Bank Dagang Nasional 2/14/00 ...................       284,375       115,690
                                                                     -----------
Total Warrants (cost $0)  ..........................                     115,690
                                                                     -----------

----------
Top 10 stock holdings, representing 30.18% of net assets are in boldface.

16    1 9 9 7    s e m i -  a n n u a l   r e p o r t

INTERNATIONAL EQUITY SERIES
STATEMENT OF NET ASSETS (CONTINUED)
--------------------------------------------------------------------------------
                                                                        MARKET
                                                          PRINCIPAL     VALUE
                                                           AMOUNT      (U.S. $)
--------------------------------------------------------------------------------
REPURCHASE AGREEMENTS - 5.04%
With Chase Manhattan 5.45% 6/2/97
 (dated 5/30/97, collateralized by $1,070,000
 U.S. Treasury Notes 6.25% due 7/31/98
 market value $1,096,076)  .......................     $1,074,000     $1,074,000
With JP Morgan Securities 5.50% 6/2/97
 (dated 5/30/97, collateralized by
 $2,907,000 U.S. Treasury Notes 5.125%
 due 2/28/98 market value $2,928,032) ............      2,867,000      2,867,000
With PaineWebber 5.50% 6/2/97
 (dated 5/30/97, collateralized by
 $1,790,000 U.S. Treasury Notes
 5.625% due 11/30/98 market value
 $1,828,886 and $1,018,000 U.S. Treasury
 Notes 5.625% due 11/30/00 market
 value $1,021,315)  ..............................      2,792,000      2,792,000
With Prudential Securities 5.53% 6/2/97
 (dated 5/30/97, collateralized by $524,000
 U.S. Treasury Notes 6.25% due 6/30/98
 market value $539,303 and $2,255,000 U.S.
 Treasury Notes 8.875% due 11/15/98
 market value $2,350,251)  .......................      2,829,000      2,829,000
                                                                      ----------
Total Repurchase Agreements
 (cost $9,562,000)  ..............................                     9,562,000
                                                                      ----------

--------------------------------------------------------------------------------
                                                                        MARKET
                                                                         VALUE
                                                                       (U.S. $)
--------------------------------------------------------------------------------
TOTAL MARKET VALUE OF SECURITIES - 98.70%
 (cost $154,183,093)  ..........................................    $187,014,969
RECEIVABLES AND OTHER ASSETS NET OF
 LIABILITIES - 1.30%  ..........................................       2,453,841
                                                                    ------------
NET ASSETS APPLICABLE TO 12,228,626 SHARES
 ($.01 PAR VALUE OUTSTANDING) - 100.00%.........................    $189,468,810
                                                                    ============
NET ASSET VALUE - INTERNATIONAL EQUITY SERIES A CLASS
 ($112,908,551 / 7,289,126 shares)  ............................          $15.49
                                                                         ======
NET ASSET VALUE - INTERNATIONAL EQUITY SERIES B CLASS
 ($22,203,380 / 1,438,933 shares)  .............................          $15.43
                                                                          ======
NET ASSET VALUE - INTERNATIONAL EQUITY SERIES C CLASS
 ($6,003,568 / 389,548 shares)  ................................          $15.41
                                                                          ======
NET ASSET VALUE - INTERNATIONAL EQUITY SERIES
 INSTITUTIONAL CLASS
 ($48,353,311 / 3,111,019 shares)  .............................          $15.54
                                                                          ======

COMPONENTS OF NET ASSETS AT May 31, 1997:
Common stock, $.01 par value, 500,000,000 shares
 authorized to the Fund with 50,000,000 shares
 allocated to International Equity Series A Class, 25,000,000 shares allocated to International Equity Series B Class,
 25,000,000 shares allocated to International Equity Series
 C Class, and 50,000,000 shares allocated to International
 Equity Series Institutional Class .............................    $153,392,065
Accumulated undistributed:
 Net investment income .........................................       2,485,701
 Net realized gain on investments ..............................         784,974
 Net unrealized appreciation of investments and
  foreign currencies ...........................................      32,806,070
                                                                    ------------
 Total net assets ..............................................    $189,468,810
                                                                    ============

----------
*Non-income producing security.
ADR - American Depository Receipt

See accompanying notes

                          1 9 9 7    s e m i -  a n n u a l   r e p o r t    17

DELAWARE GROUP GLOBAL & INTERNATIONAL FUNDS, INC. --
GLOBAL ASSETS SERIES
STATEMENT OF NET ASSETS --
MAY 31, 1997
(UNAUDITED)
--------------------------------------------------------------------------------
                                                                        MARKET
                                                            NUMBER       VALUE
                                                          OF SHARES    (U.S. $)
--------------------------------------------------------------------------------
COMMON STOCK - 60.76%
AUSTRALIA - 3.54%
Amcor Limited ........................................       13,900     $ 91,949
CSR Limited ..........................................       28,650      104,999
National Australia Bank ..............................       10,588      151,190
Pacific Dunlop Limited ...............................       12,175       33,974
Southcorp Holdings Limited ...........................       32,000      119,223
                                                                        --------
                                                                         501,335
                                                                        --------
BELGIUM - 0.90%
Electrabel ...........................................          570      127,810
                                                                        --------
                                                                         127,810
                                                                        --------
FRANCE - 2.67%
Campagnie de Saint Gobain ............................        1,120      155,045
Elf Aquitaine ........................................        1,796      179,996
Societe Television Francaise .........................          450       43,145
                                                                        --------
                                                                         378,186
                                                                        --------
GERMANY - 2.30%
Bayer ................................................        2,100       82,113
Continental ..........................................        3,800       86,972
RWE ..................................................        1,850       79,737
Siemens ..............................................        1,350       76,473
                                                                        --------
                                                                         325,295
                                                                        --------
HONG KONG - 0.78%
Hong Kong Electric ...................................       11,000       39,608
Wharf Holdings .......................................       16,000       71,653
                                                                        --------
                                                                         111,261
                                                                        --------
INDONESIA - 1.65%
PT Bank Dagang Nasional ..............................      216,724      233,778
                                                                        --------
                                                                         233,778
                                                                        --------
JAPAN - 5.11%
Canon Electronics ....................................        5,000      126,882
Chiyoda Fire and Marine ..............................       12,600       50,942
Eisai ................................................        5,000      100,645
Hitachi ..............................................       10,000      106,667
Koito Manufacturing ..................................       10,000       77,161
Matsushita Electric ..................................        7,000      131,871
West Japan Railway ...................................           20       75,011
Yokohama Reito .......................................        5,000       54,194
                                                                        --------
                                                                         723,373
                                                                        --------
NETHERLANDS - 2.17%
Elsevier .............................................        5,150       87,247
Koninklijke Van Ommeren ..............................        2,515      102,126
Royal Dutch Petroleum ................................          610      118,000
                                                                        --------
                                                                         307,373
                                                                        --------
NEW ZEALAND - 1.29%
Carter Holt Harvey Limited ...........................       32,800       78,708
Telecom Corporation of New Zealand ...................       21,600      103,813
                                                                        --------
                                                                         182,521
                                                                        --------

--------------------------------------------------------------------------------
                                                                        MARKET
                                                            NUMBER       VALUE
                                                          OF SHARES    (U.S. $)
--------------------------------------------------------------------------------
COMMON STOCK (CONTINUED)
PHILIPPINES - 0.29%
Philippine Long Distance Telephone
 Company ADR .........................................          700   $   40,513
                                                                      ----------
                                                                          40,513
                                                                      ----------
MALAYSIA - 0.19%
Sime Darby Berhad ....................................        8,300       27,083
                                                                      ----------
                                                                          27,083
                                                                      ----------
SINGAPORE - 0.34%
Jardine Matheson Holdings Limited ....................        7,027       47,784
                                                                      ----------
                                                                          47,784
                                                                      ----------
SOUTH KOREA - 0.43%
Cho Hung Bank-GDR ....................................       11,420       61,383
                                                                      ----------
                                                                          61,383
                                                                      ----------
SPAIN - 1.46%
Banco Central Hispanoamericano SA ....................        1,635       52,802
Iberdrola S.A ........................................        6,000       73,728
Telefonica de Espana .................................        2,775       80,109
                                                                      ----------
                                                                         206,639
                                                                      ----------
UNITED KINGDOM - 9.07%
BG ...................................................        8,000       26,842
Bass .................................................        6,600       85,871
Blue Circle Industries ...............................       13,100       90,594
Boots ................................................       11,200      130,193
British Airways ......................................        6,200       72,325
Cable & Wireless .....................................       16,400      134,268
*Centrica ............................................        8,000        8,400
GKN ..................................................        8,800      152,972
Glaxo Wellcome .......................................        7,320      146,761
Powergen .............................................       13,700      156,781
RTZ ..................................................        8,650      148,875
Taylor Woodrow .......................................       38,600      130,779
                                                                      ----------
                                                                       1,284,661
                                                                      ----------
UNITED STATES - 28.57%
Alltel ...............................................        2,200       72,325
American International Group .........................        1,200      162,450
Banta ................................................        1,600       44,200
Baxter International .................................        1,300       68,575
BB&T Corporation .....................................        1,300       52,000
Chubb ................................................        1,100       67,100
CMS Energy ...........................................        1,800       60,525
Colonial Properties Trust ............................          700       20,475
Columbia/HCA Healthcare ..............................        2,900      106,213
ConAgra ..............................................        2,300      138,288
D.R. Horton ..........................................        1,300       12,513
Danaher ..............................................        2,200      106,700
Developers Diversified Realty ........................          700       26,075
DQE ..................................................        1,600       45,000
Ecolab ...............................................        1,900       79,088
Equifax ..............................................        2,200       68,750

----------
Top 10 stock holdings, representing 12.37% of net assets are in boldface.

18    1 9 9 7    s e m i -  a n n u a l   r e p o r t

Global Assets Series
Statement of Net Assets (Continued)
--------------------------------------------------------------------------------
                                                                        MARKET
                                                            NUMBER       VALUE
                                                          OF SHARES    (U.S. $)
--------------------------------------------------------------------------------
COMMON STOCK (CONTINUED)
UNITED STATES (CONTINUED)
Exxon ..............................................         1,200    $   71,100
Federal Home Loan ..................................         1,600        52,800
Federal National Mortgage ..........................         1,800        78,525
Foster Wheeler .....................................         2,400        93,000
GenCorp ............................................         3,900        82,388
General Electric ...................................         1,000        60,375
Hewlett-Packard ....................................         1,100        56,650
Hillenbrand Industries .............................         1,900        89,538
Hon Industries .....................................         2,000        97,000
Illinova ...........................................         1,600        35,000
Johnson & Johnson ..................................         1,600        95,800
Kerr-McGee .........................................           900        58,275
Kilroy Realty ......................................         1,600        38,400
Lockheed Martin ....................................           700        65,538
Masco ..............................................         4,500       174,938
May Department Stores ..............................         1,300        61,263
Miller .............................................         2,200        78,375
Motorola ...........................................         1,000        66,375
Nationwide Financial Services-A ....................         2,800        78,750
Nationwide Health Properties .......................         1,500        32,250
Penncorp Financial Group ...........................         1,400        47,775
Pentair ............................................         2,000        65,750
Philip Morris ......................................         3,600       158,400
Reynolds & Reynolds Class A ........................         4,500       105,188
Rite Aid ...........................................         2,500       116,250
Schering-Plough ....................................         1,700       154,275
SmithKline Beecham .................................         1,300       113,750
State Street Bank ..................................         5,000       223,125
Sun Communities ....................................         1,500        48,938
Teleflex ...........................................           900        55,463
Tompkins plc-ADR ...................................         2,800        50,750
Tyco International .................................         2,000       127,000
Unum ...............................................           900        71,213
Valspar ............................................           400        11,200
Wallace Computer Services ..........................         3,600       100,800
                                                                      ----------
                                                                       4,046,494
                                                                      ----------
Total Common Stock (cost $7,109,088) ...............                   8,605,489
                                                                      ----------

PREFERRED STOCK - 0.38%
UNITED STATES - 0.38%
Chancellor Radio Broadcast .........................           500        53,875
                                                                      ----------
Total Preferred Stock (cost $50,000) ...............                      53,875
                                                                      ----------

WARRANTS - 0.11%
INDONESIA - 0.11%
*PT Bank Dagang Nasional
Warrants 2/14/00  ..................................        37,500        15,256
                                                                      ----------
Total Warrants (cost $0)  ..........................                      15,256
                                                                      ----------

--------------------------------------------------------------------------------
                                                                        MARKET
                                                          PRINCIPAL      VALUE
                                                           AMOUNT**    (U.S. $)
--------------------------------------------------------------------------------
BONDS - 31.30%
AUSTRALIA - 2.81%
Australian Government 9.50% 08/15/03 ...........A$        100,000     $   85,141
Commerzbank 10.50% 01/19/00 ......................         50,000         41,415
New South Wales International
 7.00% 04/01/04  .................................        100,000         72,785
Queensland Treasury Global
 8.00% 08/14/01  .................................         50,000         39,820
Queensland Treasury-Global
 8.00% 05/14/03  .................................        200,000        158,281
                                                                        --------
                                                                         397,442
                                                                        --------
CANADA - 2.52%
Export-Inport Bank of Japan
 7.75% 10/08/02 ................................C$         50,000         38,590
GMAC Canada 6.75% 12/14/01 .......................        100,000         73,823
Government of Canada
 9.00% 12/01/04  .................................        150,000        126,712
KFW International Finance
 6.50% 12/28/01  .................................         50,000         37,025
Kingdom of Norway 8.38% 01/27/03 .................         50,000         39,657
Ontario Hydro 10.00% 03/19/01 ....................         50,000         41,517
                                                                        --------
                                                                         357,324
                                                                        --------
DENMARK - 1.32%
Kingdom of Denmark 8.00% 11/15/01 ..............Dk        600,000        102,603
Kingdom of Denmark 8.00% 03/15/06 ................        500,000         84,948
                                                                        --------
                                                                         187,551
                                                                        --------
GERMANY - 3.30%
Baden Wurt L-Finance NV
 6.63% 08/20/03 ...............................Dem        150,000         93,415
Bundesrepblik Deutscheland
 5.75% 08/22/00  .................................        350,000        214,294
Bundesrepblik Deutscheland
 8.375% 05/21/01  ................................        240,000        159,977
                                                                        --------
                                                                         467,686
                                                                        --------
JAPAN - 3.70%
Japan Government
 5.00% 09/21/98 ...............................Jpy     20,000,000        181,127
Japan Government
 4.80% 06/21/99  .................................     18,000,000        166,281
Japan Government
 6.40% 03/20/00  .................................     18,000,000        176,222
                                                                        --------
                                                                         523,630
                                                                        --------
NEW ZEALAND - 1.43%
Government of New Zealand
 6.50% 02/15/00 ...............................NZ$        100,000         67,886
Government of New Zealand
 8.00% 04/15/04  .................................        190,000        134,604
                                                                        --------
                                                                         202,490
                                                                        --------
SWEDEN - 0.66%
Swedish Government 13.00% 06/15/01 .............Sk        400,000         64,441
Swedish Government 9.00% 04/20/09 ................        200,000         29,467
                                                                        --------
                                                                          93,908
                                                                        --------

                          1 9 9 7    s e m i -  a n n u a l   r e p o r t    19

Global Assets Series
Statement of Net Assets (Continued)
--------------------------------------------------------------------------------
                                                                        MARKET
                                                        PRINCIPAL        VALUE
                                                         AMOUNT**      (U.S. $)
--------------------------------------------------------------------------------
BONDS (CONTINUED)
UNITED KINGDOM - 3.07%
Abbey National Treasury
 8.00% 04/02/03 .............................Gbp          40,000        $ 66,735
Barclays Bank 6.50% 02/16/04 ...................          50,000          77,574
Depfa Finance 7.13% 11/11/03 ...................          60,000          95,673
Glaxo Wellcome 8.75% 12/01/05 ..................          50,000          86,803
Ontario Province 6.88% 09/15/00 ................          25,000          40,402
UK Treasury Notes 8.00% 12/07/00 ...............          40,000          67,535
                                                                        --------
                                                                         434,722
                                                                        --------
UNITED STATES - 12.49%
 Adelphia Communications
  11.88% 09/15/04  ..............................       $ 25,000          26,313
+AFC Enterprises 10.25% 05/15/07 ................         25,000          25,125
 Albritton Communications
  9.75% 11/30/07  ...............................         25,000          24,500
+American Builders & Contractors
  10.63% 05/15/07  ..............................         25,000          25,750
 American Safety Razor
  9.88% 08/01/05  ...............................         25,000          26,125
 American Standard 10.88% 05/15/99 ..............         25,000          26,625
+Atrium 10.50% 11/15/06  ........................         25,000          25,687
 Bell & Howell 9.25% 07/15/00 ...................         25,000          25,750
 Buckeye Cellulose 8.50% 12/15/05 ...............         25,000          24,625
 Calpine 10.50% 05/15/06 ........................         25,000          26,500
 Century Communications
  9.75% 02/15/02  ...............................         25,000          26,000
+CFP Holdings 11.63% 01/15/04 ...................         50,000          51,125
 Cinemark 9.63% 08/01/08 ........................         25,000          25,563
 Clark-Schwebel 10.50% 04/15/06 .................         25,000          26,813
 Clark Materials Handling
  10.75% 11/15/06  ..............................         25,000          26,438
 Cole National Group 9.88% 12/31/06 .............         25,000          26,188
 Comcast 9.13% 10/15/06  ........................         25,000          25,625
 Commonwealth Aluminum
  10.75% 10/01/06  ..............................         25,000          26,125
+Consumers International
  10.25% 04/01/05  ..............................         50,000          53,000
 Core-Mark 11.38% 09/15/03 ......................         25,000          26,125
 Costilla Energy Notes
  10.25% 10/01/06  ..............................         25,000          25,875
 Delta Beverage Group
  9.75% 12/15/03  ...............................         25,000          26,125
+Dyncorp 9.50% 03/01/07  ........................         25,000          25,000
 Exide Corp 10.75% 12/15/02 .....................         25,000          26,281
 First Nationwide Holdings
  9.13% 01/15/03  ...............................         25,000          25,750
 Fleming 10.63% 12/15/01 ........................         50,000          52,313
 Four M 12.00% 06/01/06  ........................         25,000          25,375

--------------------------------------------------------------------------------
                                                                        MARKET
                                                      PRINCIPAL         VALUE
                                                       AMOUNT**       (U.S. $)
--------------------------------------------------------------------------------
BONDS (CONTINUED)
UNITED STATES (CONTINUED)
 Gaylord Container 11.50% 05/15/01 ............      $   25,000       $   26,438
 Graphic Controls 12.00% 09/15/05 .............          25,000           27,563
+Hawk 10.25% 12/01/03  ........................          25,000           25,688
+HCC Industries 10.75% 05/15/07 ...............          25,000           26,063
 Healthsouth Rehabilitation
  9.50% 04/01/01  .............................          25,000           26,344
 Hollinger International Publishing
  9.25% 3/15/07  ..............................          25,000           25,313
 Host Mar Travel Plaza
  9.50% 05/15/05  .............................          25,000           26,000
 IMO Industries 11.75% 05/01/06 ...............          25,000           25,125
 ISP Holdings 9.75% 02/15/02 ..................          16,000           16,800
 ISP Holdings 9.00% 10/15/03 ..................          25,000           25,563
 Jones Intercable 9.63% 03/15/02 ..............          25,000           26,250
 Lamar Advertising 9.63% 12/01/06 .............          25,000           25,563
 Lenfest Communications
  8.38% 11/01/05  .............................          25,000           24,375
+Loomis Fargo & Co 10.00% 01/15/04 ............          50,000           51,625
 Mark IV Industries 8.75% 04/01/03 ............          25,000           25,563
 Mesa Operating 10.63% 07/01/06 ...............          25,000           28,188
+Motors and Gears Nts
  10.75% 11/15/06  ............................          50,000           51,813
 Muzak LP/Muzak Capital
  10.00% 10/01/03  ............................          25,000           26,063
+Nortek 9.25% 03/15/07 ........................          25,000           25,438
 Olympic Financial 11.50% 03/15/07 ............          50,000           49,750
 Pacific Lumber 10.50% 03/01/03 ...............          25,000           25,625
+Petro Stopping Centers
  10.50% 02/01/07  ............................          25,000           26,000
 PMI Acquisition 10.25% 09/01/03 ..............          25,000           26,188
 Portola Packaging 10.75% 10/01/05 ............          25,000           25,250
 Pride Petroleum Services
  9.38% 05/01/07  .............................          25,000           25,938
 Primark 8.75% 10/15/00  ......................          25,000           25,250
 Ralphs Grocery 10.45% 06/15/04 ...............          50,000           54,813
 Rogers Cable Systems
  9.63% 08/01/02  .............................          25,000           26,063
 Ryder Transportation Notes
  10.00% 12/01/06  ............................          25,000           25,687
 Speedy Muffler King
  10.88% 10/01/06  ............................          25,000           26,188
 Teekay Shipping 8.32% 02/01/08 ...............          20,000           20,050
 Trump-Atlantic City 11.25% 05/01/06 ..........          50,000           49,000
 Westinghouse Air Brakes
  9.38% 06/15/05  .............................          25,000           25,250
 William Carter Notes
  10.38% 12/01/06  ............................          25,000           25,875
                                                                      ----------
                                                                       1,769,423
                                                                      ----------
Total Bonds (cost $4,365,118) ................                         4,434,176
                                                                      ----------

20   1 9 9 7    s e m i -  a n n u a l   r e p o r t

Global Assets Series
Statement of Net Assets (Continued)
--------------------------------------------------------------------------------
                                                                        MARKET
                                                         PRINCIPAL      VALUE
                                                          AMOUNT**     (U.S. $)
--------------------------------------------------------------------------------
REPURCHASE AGREEMENTS - 7.29%
With Chase Manhattan Bank 5.45%
 6/2/97 (dated 5/30/97,
 collateralized by $116,000 U.S.
 Treasury Notes 6.25% due 7/31/98
 market value $118,296)  ...........................   $   116,000   $   116,000
With JP Morgan 5.50%
 6/2/97 (dated 5/30/97, collateralized by
 $311,000 U.S. Treasury Notes 5.125%
 due 2/28/98 market value $316,014) ................       310,000       310,000
With Paine Webber 5.50%
 6/2/97 (dated 5/30/97, collateralized by
 $110,000 U.S. Treasury Notes 5.625%
 due 11/30/00 market value $110,228
 and $193,000 U.S. Treasury Notes 5.625%
 due 11/30/98 market value $197,387) ...............       301,000       301,000
With Prudential Securities 5.53%
 6/2/97 (dated 5/30/97, collateralized by
 $57,000 U.S. Treasury Notes 6.25%
 due 6/30/98 market value $58,025
 and $243,000 U.S. Treasury Notes 8.875%
 due 11/15/98 market value $253,656 ................       305,000       305,000
                                                                       ---------
Total Repurchase Agreements
 (cost $1,032,000)  ..............................................     1,032,000
                                                                       ---------

TOTAL MARKET VALUE OF SECURITIES - 99.84%
 (cost $12,556,206)  .............................................    14,140,796
RECEIVABLES AND OTHER ASSETS NET OF
 LIABILITIES - 0.16%  ............................................        23,112
                                                                     -----------
NET ASSETS APPLICABLE TO 1,029,664 SHARES
 (.01 PAR VALUE) OUTSTANDING - 100.00% ...........................   $14,163,908
                                                                     ===========
NET ASSET VALUE - GLOBAL ASSET SERIES
 A CLASS ($6,072,649 / 441,286 shares) ...........................        $13.76
                                                                          ======
NET ASSET VALUE - GLOBAL ASSET SERIES
 B CLASS ($3,545,652 / 257,770 shares) ...........................        $13.76
                                                                          ======
NET ASSET VALUE - GLOBAL ASSET SERIES
 C CLASS ($2,232,030 / 162,786 shares) ...........................        $13.71
                                                                          ======
NET ASSET VALUE - GLOBAL ASSET SERIES
 INSTITUTIONAL CLASS ($2,313,559 / 167,822 shares) ...............        $13.79
                                                                          ======

--------------------------------------------------------------------------------
                                                                        MARKET
                                                                         VALUE
                                                                       (U.S. $)
--------------------------------------------------------------------------------
COMPONENTS OF NET ASSETS AT MAY 31, 1997
Common Stock $.01 par value 500,000,000 shares authorized
 to the Fund with 50,000,000 shares allocated to the Global
 Assets Series A Class, 25,000,000 shares allocated to the
 Global Assets Series B Class, 25,000,000 shares allocated
 to the Global Assets Series C Class, and 50,000,000
 allocated to the Global Assets
 Series Institutional Class ....................................     $11,664,339
Accumulated undistributed Income:
 Net investment income .........................................          57,218
 Net realized gain on investments ..............................         859,278
 Net unrealized appreciation on investments and
  foreign currencies ...........................................       1,583,073
                                                                     -----------
 Total net assets ..............................................     $14,163,908
                                                                     ===========

  *Non-Income producing security.
**Principal amount is stated in the currency in which each bond is denominated.
      A$ - Australian Dollars        Jpy - Japanese Yen
     Gbp - British Pounds            NZ$ - New Zealand Dollars
      C$ - Canadian Dollars           Sp - Spanish Peseta
      Dk - Danish Kroner              Sk - Swedish Kroner
     Dem - German Deutsche Mark        $ - U.S. Dollars

+These securities are exempt from registration under rule 144A of the Securities
 Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At May 31, 1997, these securities amounted to $412,314 or 2.91% of net assets.

ADR - American Depository Receipt
GDR - Global Depository Receipt

                             See accompanying notes

                          1 9 9 7    s e m i -  a n n u a l   r e p o r t    21

DELAWARE GROUP GLOBAL & INTERNATIONAL FUNDS, INC. --
GLOBAL BOND SERIES
STATEMENT OF NET ASSETS --
MAY 31, 1997
(UNAUDITED)
--------------------------------------------------------------------------------
                                                                        MARKET
                                                        PRINCIPAL        VALUE
                                                         AMOUNT*       (U.S. $)
--------------------------------------------------------------------------------
BONDS - 89.26%
AUSTRALIA - 9.89%
Australian Government
 6.250% 03/15/99..............................A$         700,000       $ 537,429
Australian Government
 9.500% 08/15/03  ..............................         350,000         297,993
Australian Government
 10.000% 02/15/06  .............................         100,000          88,389
New South Wales International
 7.000% 04/01/04  ..............................         300,000         218,354
Queensland Treasury
 8.000% 08/14/01  ..............................         250,000         199,100
Queensland Treasury
 8.000% 05/14/03  ..............................         250,000         197,851
                                                                      ----------
                                                                       1,539,116
                                                                      ----------
CANADA - 5.62%
Autobahn Schnell
 8.500% 03/03/03 C$ ............................          60,000          47,915
Deutsche Bank 7.000% 01/07/04 ..................         200,000         149,461
Export-Inport Bank of Japan
 7.750% 10/08/02 ...............................         270,000         208,388
General Electric Capital of Canada
 7.125% 02/12/04 ...............................          80,000          59,930
KFW International Finance
 6.500% 12/28/01 ...............................         120,000          88,860
Kingdom of Norway
 8.375% 01/27/03 ...............................         120,000          95,176
Ontario Hydro 10.000% 03/19/01 .................          70,000         224,191
                                                                      ----------
                                                                         873,921
                                                                      ----------
DENMARK - 4.73%
Kingdom of Denmark
 8.000% 11/15/01 Dk ............................       3,500,000         598,516
Kingdom of Denmark
 8.000% 05/15/03 ...............................         800,000         137,074
                                                                      ----------
                                                                         735,590
                                                                      ----------
GERMANY - 11.35%
Baden Wurt L-Finance NV
 6.625% 08/20/03 Dem ...........................          75,000          46,707
Bundesrepblik Deutscheland
 8.375% 05/21/01 ...............................         490,000         326,619
Deutsche Pfandbrief Hypotheken
 5.625% 02/07/03 ...............................         200,000         119,627
Euro Bank Reconstruction & Development
 4.875% 02/28/01 ...............................         600,000         358,002
International Bank Reconstruction
 & Development 6.125% 09/27/02 .................         600,000         369,612
Republic of Finland 5.500% 02/09/01 ............         900,000         544,919
                                                                      ----------
                                                                       1,765,486
                                                                      ----------

--------------------------------------------------------------------------------
                                                                        MARKET
                                                  PRINCIPAL              VALUE
                                                   AMOUNT*             (U.S. $)
--------------------------------------------------------------------------------
BONDS (CONTINUED)
ITALY - 8.76%
Italian Government
 9.500% 02/01/01 ......................Itl      1,000,000,000     $      641,670
Italian Government
 12.000% 01/01/03 ........................      1,000,000,000            720,598
                                                                      ----------
                                                                       1,362,268
                                                                      ----------
JAPAN - 8.61%
Japan Government
 4.800% 06/21/99 ......................Jpy         50,000,000            461,892
Japan Government
 6.400% 03/20/00 .........................         50,000,000            489,505
Japan Highway 7.875% 09/27/02 ............            500,000            387,945
                                                                      ----------
                                                                       1,339,342
                                                                      ----------
NEW ZEALAND - 11.80%
Government of New Zealand
 6.500% 02/15/00 ......................NZ$            200,000            135,772
Government of New Zealand
 8.000% 02/15/01 .........................            900,000            636,358
Government of New Zealand
 8.000% 04/15/04 .........................          1,500,000          1,062,666
                                                                      ----------
                                                                       1,834,796
                                                                      ----------
SWEDEN - 3.31%
Swedish Government
 13.000% 06/15/01 ......................Sk          1,300,000            209,432
Swedish Government
 10.250% 05/05/03 ........................          2,000,000            304,963
                                                                      ----------
                                                                         514,395
                                                                      ----------
UNITED KINGDOM - 11.47%
Abbey National Treasury
 8.000% 04/02/03 ......................Gbp             40,000             66,735
Barclays Bank 6.500% 02/16/04 ............             50,000             77,574
Depfa Finance 7.125% 11/11/03 ............            220,000            350,802
Glaxo Wellcome 8.750% 12/01/05 ...........            230,000            399,295
Ontario Province 6.875% 09/15/00 .........             85,000            137,368
SmithKline Beecham Notes
 8.375% 12/29/00 .........................            150,000            252,258
UK Conversion S47 Stock Guilt
 9.000% 03/03/00 .........................             85,000            146,258
UK Treasury 8.500% 12/07/05 ..............            200,000            354,648
                                                                      ----------
                                                                       1,784,938
                                                                      ----------
UNITED STATES - 13.72%
U.S. Treasury Bonds
 13.375% 08/15/01 ........................     $      500,000            626,000
U.S. Treasury Note
 5.625% 11/30/98 .........................            300,000            298,242

22   1 9 9 7    s e m i -  a n n u a l   r e p o r t

Global Bonds Series
Statement of Net Assets (Continued)
--------------------------------------------------------------------------------
                                                                        MARKET
                                                      PRINCIPAL         VALUE
                                                       AMOUNT*         (U.S. $)
--------------------------------------------------------------------------------
BONDS (CONTINUED)
UNITED STATES (CONTINUED)
U.S. Treasury Note
 6.250% 02/15/03 ...............................     $   700,000     $   690,704
U.S.Treasury Note
 7.500% 11/15/01  ..............................         500,000         519,235
                                                                      ----------
                                                                       2,134,181
                                                                      ----------
Total Bonds (cost $14,060,853) .................                      13,884,033
                                                                      ----------

REPURCHASE AGREEMENTS - 8.62%
With Chase Manhattan 5.45% 6/2/97
 (dated 5/30/97, collateralized by $150,000
 U.S. Treasury Notes 6.25% due 7/31/98
 market value $153,717) ........................         151,000         151,000
With JP Morgan Securities 5.50% 6/2/97
 (dated 5/30/97, collateralized by $408,000
 U.S. Treasury Notes 5.125% due 2/28/98
 market value $410,635) ........................         402,000         402,000
With PaineWebber 5.50% 6/2/97
 (dated 5/30/97, collateralized by $251,000
 U.S. Treasury Notes 5.625% due 11/30/98
 market value $256,488 and $143,000
 U.S. Treasury Notes 5.625% due 11/30/00
 market value $143,232) ........................         391,000         391,000
With Prudential Securities 5.53% 6/2/97
 (dated 5/30/97, collateralized by $73,000
 U.S. Treasury Notes 6.25% due 6/30/98
 market value $75,633 and $316,000
 U.S. Treasury Notes 8.875%
 due 11/15/98
 market value $329,605) ........................         397,000         397,000
                                                                      ----------
Total Repurchase Agreements
 (cost $1,341,000)  ............................                       1,341,000
                                                                      ----------

--------------------------------------------------------------------------------
                                                                        MARKET
                                                                         VALUE
                                                                       (U.S. $)
--------------------------------------------------------------------------------
TOTAL MARKET VALUE OF SECURITIES - 97.88% .....................    $ 15,225,033
 (cost $15,401,853)
RECEIVABLES AND OTHER ASSETS
 NET OF LIABILITIES - 2.12%  ..................................         329,365
                                                                   ------------
NET ASSETS APPLICABLE TO 1,445,665 SHARES
 ($.01 PAR VALUE OUTSTANDING) - 100.00% .......................    $ 15,554,398
                                                                   ============

NET ASSET VALUE - GLOBAL BOND SERIES A CLASS
 ($4,600,014 / 427,797 shares)  ...............................          $10.75
                                                                         ======
NET ASSET VALUE - GLOBAL BOND SERIES B CLASS
 ($1,111,208 / 103,299 shares)  ...............................          $10.76
                                                                         ======
NET ASSET VALUE - GLOBAL BOND SERIES C CLASS
 ($594,259 / 55,518 shares)  ..................................          $10.70
                                                                         ======
NET ASSET VALUE - GLOBAL BOND SERIES
 INSTITUTIONAL CLASS
 ($9,248,917 / 859,051 shares)  ...............................          $10.77
                                                                         ======

COMPONENTS OF NET ASSETS AT MAY 31, 1997:
Common stock, $.01 par value, 500,000,000 shares
 authorized to the Fund with 50,000,000 shares
 allocated to Global Bond Series A Class, 25,000,000
 shares allocated to Global Bond Series B Class, 25,000,000
 shares allocated to Global Bond Series C Class, and
 50,000,000 shares allocated to Global Bond Series
 Institutional Class ...........................................    $ 15,853,795
Accumulated undistributed :
 Net investment (loss)  .......................................         (20,966)
 Net realized (loss) on investments ...........................         (94,523)
 Net unrealized (depreciation) of investments
  and foreign currencies ......................................        (183,908)
                                                                   ------------
 Total net assets .............................................    $ 15,554,398
                                                                   ============

* Principal amount is stated in the currency in which each bond is denominated.
      A$ - Australian Dollars        Itl - Italian Lire
     Gbp - British Pounds            Jpy - Japanese Yen
      C$ - Canadian Dollars          NZ$ - New Zealand Dollars
      Dk - Danish Krona               Sk - Swedish Kroner
     Dem - German Deutsche Marks       $ - U.S. Dollars


                             See accompanying notes

                          1 9 9 7    s e m i -  a n n u a l   r e p o r t    23

DELAWARE GROUP GLOBAL & INTERNATIONAL FUNDS, INC. --
EMERGING MARKETS SERIES
STATEMENT OF NET ASSETS --
MAY 31, 1997
(UNAUDITED)
--------------------------------------------------------------------------------
                                                                        MARKET
                                                            NUMBER       VALUE
                                                          OF SHARES    (U.S. $)
--------------------------------------------------------------------------------
COMMON STOCK - 88.87%
AUSTRALIA - 1.67%
Orogen Minerals ..................................          5,000     $   13,534
Quilmes Industrial SA - ADR ......................         19,700        229,013
                                                                      ----------
                                                                         242,547
                                                                      ----------
ARGENTINA - 2.76%
Central Puerto S.A. - Class B ....................         31,000         99,249
Transportadora de Gas del sur, S.A. - Class B ....         70,600        177,999
YPF Sociedad Anonima - ADR .......................          4,100        123,000
                                                                      ----------
                                                                         400,248
                                                                      ----------
BRAZIL - 9.16%
Aracruz Celulose S.A. - ADR ......................         11,250        229,219
*Centrais Electricas
 de Santa Catarina SA - GDR ......................          1,000        122,880
Companhia Energetica de Minas Gerais - ADR .......          2,550        112,914
Elevadores Atlas S.A .............................          6,000         76,812
Lojas Renner S.A .................................      4,100,000        229,874
Metalurgica Gerdau ...............................      4,910,000        183,526
Telecommunicacoes Brasileiras S/A - ADR ..........          1,750        240,406
Usinas Siderurgicas
 de Minas Gerais S/A - ADR .......................         12,400        135,160
                                                                      ----------
                                                                       1,330,791
                                                                      ----------
CHILE - 4.94%
Administradora de Fondos
 de Pensiones Provida S.A. - ADR .................         10,100        207,050
*Banco BHIF - ADR ................................          8,200        171,175
Cia. de Telecomunicaciones
 de Chile S.A. - ADR .............................          5,540        189,745
Empresa Nacional Electricidad SA - ADR ...........          6,650        149,625
                                                                      ----------
                                                                         717,595
                                                                      ----------
CZECH REPUBLIC - 1.41%
*Inzenyrske a Prumyslove Stavby a.s ..............          6,000         39,539
*Telekomunikacni Montaze Praha a.s ...............            900         55,005
*SPT Telecom a.s .................................          1,200        110,305
                                                                      ----------
                                                                         204,849
                                                                      ----------
EGYPT - 1.68%
Al-Ahram Beverages - GDR .........................          3,500         60,113
*Commercial International Bank - GDR .............          3,910         76,949
*Suez Cement - GDR ...............................          6,000        106,800
                                                                      ----------
                                                                         243,862
                                                                      ----------
GERMANY - 0.47%
*EGIS Rt .........................................          1,150         67,774
                                                                      ----------
                                                                          67,774
                                                                      ----------
GREECE - 3.71%
Attica Enterprises S.A ...........................         15,650        140,763
Ergo Bank S.A ....................................          2,889        204,168
Helenic Bottling Company S.A .....................          5,140        194,361
                                                                      ----------
                                                                         539,292
                                                                      ----------

----------
Top 10 stock holdings, representing 17.52% of net assets are in boldface.

--------------------------------------------------------------------------------
                                                                        MARKET
                                                            NUMBER       VALUE
                                                          OF SHARES    (U.S. $)
--------------------------------------------------------------------------------
COMMON STOCK (CONTINUED)
HONG KONG - 5.66%
Guangdong Investments ................................      148,000   $  195,780
Guangdong Kelon Electric Holding .....................      229,000      239,388
Northeast Electrical Transmission & Transformation
 Machinery Manufacturing Ltd. ........................    1,220,000      218,855
Shenzhen Expressway Co Ltd ...........................      500,000      167,774
                                                                      ----------
                                                                         821,797
                                                                      ----------
HUNGARY - 2.06%
MOL Magyar Olaj-es Gazipari Rt - GDR .................        9,150      170,876
Richter Gedeon Rt - GDR ..............................        1,550      128,650
                                                                      ----------
                                                                         299,526
                                                                      ----------
INDIA - 5.33%
*BSES Ltd - GDR ......................................        5,000      124,375
Gujarat Ambuja Cement - GDR ..........................       14,600      142,350
*India Fund, (The)  ..................................       22,200      188,700
Larsen & Toubro - GDR ................................       10,800      141,750
Tata Engineering & Locomotive Ltd. - GDR .............       14,000      176,400
                                                                      ----------
                                                                         773,575
                                                                      ----------
INDONESIA - 4.29%
PT Bank Dagang Nasional ..............................      238,875      257,672
PT Semen Gresik ......................................       52,000      123,936
PT United Tractors ...................................       77,000      242,058
                                                                      ----------
                                                                         623,666
                                                                      ----------
ISRAEL - 1.73%
Bank Hapoalim ........................................       59,200      133,959
Israel Chemicals Limited .............................       95,581      117,435
                                                                      ----------
                                                                         251,394
                                                                      ----------
LUXEMBOURG - 1.31%
*Banque Libanaise - GDR ..............................       10,000      190,000
                                                                      ----------
                                                                         190,000
                                                                      ----------
MALAYSIA - 6.03%
Leader Universal Holdings Berhad .....................       55,000      119,280
Nestle Berhad ........................................       23,000      171,150
Petronas Dagangan Berhad .............................       55,000      130,223
Public Finance Berhad ................................      105,000      167,131
Resorts World Berhad .................................       47,000      157,103
Sime Darby Berhad ....................................       40,000      130,521
                                                                      ----------
                                                                         875,408
                                                                      ----------
MEXICO - 7.09%
ALFA, S.A. de C.V. - Class A .........................       30,015      175,099
Cemex, S.A. de C.V. - Class B ........................       45,000      183,250
Controladora Comercial Mexicana
 SA de CV - GDR ......................................        2,000       31,250
Grupo Minsa SA - Class C .............................       52,000       64,347
Grupo Minsa - ADR ....................................       13,000      162,500
Telefonos De Mexico SA ...............................        3,120      138,450
Vitro SA - ADR .......................................       31,900      275,138
                                                                      ----------
                                                                       1,030,034
                                                                      ----------

24    1 9 9 7    s e m i -  a n n u a l   r e p o r t

Emerging Market Series
Statement of Net Assets (Continued)
--------------------------------------------------------------------------------
                                                                        MARKET
                                                            NUMBER       VALUE
                                                          OF SHARES    (U.S. $)
--------------------------------------------------------------------------------
COMMON STOCK (CONTINUED)
PERU - 3.04%
Banco de Credito del Peru ..........................        83,618      $159,929
Cementos Lima S.A ..................................         7,015       136,801
Telefonica del Peru, S.A. - ADR ....................         5,700       144,638
                                                                        --------
                                                                         441,368
                                                                        --------
PHILIPPINES - 1.74%
Philippine Long Distance
 Telephone Company ADR .............................         4,380       253,493
                                                                        --------
                                                                         253,493
                                                                        --------
POLAND - 1.04%
Elektrim SA ........................................        17,000       151,641
                                                                        --------
                                                                         151,641
                                                                        --------
PORTUGAL - 1.54%
Portugal Telecom SA ................................         5,840       224,363
                                                                        --------
                                                                         224,363
                                                                        --------
RUSSIA - 1.99%
+*Gazprom - ADR ....................................         5,000        90,000
Lukoil Holding - ADR ...............................         1,800       107,982
+Mosenergo - ADR ...................................         2,400        91,008
                                                                        --------
                                                                         288,990
                                                                        --------
SLOVENIA - 0.91%
SKB Banka - GDR ....................................         4,000       132,000
                                                                        --------
                                                                         132,000
                                                                        --------
SOUTH AFRICA - 5.05%
Amalgamated Banks of South Africa ..................        34,000       210,050
AngloAmerican Corporation
 of South Africa Ltd. ..............................         3,050       178,528
Sappi Ltd. .........................................        16,880       154,914
Sasol Ltd. .........................................        15,500       189,955
                                                                        --------
                                                                         733,447
                                                                        --------
SOUTH KOREA - 4.55%
Cho Hung Bank - GDR ................................         9,850        52,944
Korea Electric Power - ADR .........................        12,470       227,453
Pohang Iron & Steel Ltd. - ADR .....................         4,060       300,229
Shinhan Bank .......................................         6,950        81,076
                                                                        --------
                                                                         661,702
                                                                        --------
TAIWAN - 1.70%
*Yageo - GDR .......................................        15,000       247,500
                                                                        --------
                                                                         247,500
                                                                        --------
THAILAND - 4.12%
Ayudhya Life Insurance .............................        33,000        62,570
Hana Microelectronics Ltd - Local ..................        13,700        67,071
Hana Microelectronics Ltd - Alein ..................        33,000       164,205
Ruang Khao 2 Fund ..................................       611,000       176,533
Thai Reinsurance Co Ltd. ...........................        43,000       127,689
                                                                        --------
                                                                         598,068
                                                                        --------
TURKEY - 2.10%
Anadolu Isuzu Otomotiv Sanay .......................       220,000       130,838
Netas-Northern Eleckrik
 Telekomunikayson A.S ..............................       520,000       174,876
                                                                        --------
                                                                         305,714
                                                                        --------

--------------------------------------------------------------------------------
                                                                        MARKET
                                                            NUMBER       VALUE
                                                          OF SHARES    (U.S. $)
--------------------------------------------------------------------------------
COMMON STOCK (CONTINUED)
VENEZUELA - 1.79%
*Compania Anonima Nacional
 Telefonos de Venezuela ......................            7,000       $  259,875
                                                                      ----------
                                                                         259,875
                                                                      ----------
Total Common Stock
 (cost $11,361,875)  .........................                        12,910,519
                                                                      ----------

WARRANTS - 0.09%
INDONESIA - 0.09%
*PT Bank Dagang Nasional 2/14/00 .............           34,125           13,883
                                                                      ----------
Total Warrants (cost $0) .....................                            13,883
                                                                      ----------

RIGHTS - 0.10%
GREECE - 0.10%
Attica Enterprises S.A. - Rights .............           15,650            9,250
Ergo Bank S.A. - Rights ......................               71            5,018
                                                                      ----------
Total Rights (cost $0) .......................                            14,268
                                                                      ----------

                                                     PRINCIPAL
                                                      AMOUNT++
BONDS - 1.99%
TURKEY - 1.99%
Turkey Government Treasury Bill
 .000% 02/25/1998 .........................Tkl  74,000,000,000           288,612
                                                                       ---------
Total Bonds (cost $296,077) ..................                           288,612
                                                                       ---------

REPURCHASE AGREEMENTS - 11.40%
With Chase Manhattan 5.45% 6/2/97
 (dated 5/30/97, collateralized by
 $185,000 U.S. Treasury Notes 6.25%
 due 7/31/98 market value
 $189,824)  ..................................        $186,000           186,000
With JP Morgan Securities 5.50% 6/2/97
 (dated 5/30/97, collateralized by
 $503,000 U.S. Treasury Notes 5.125%
 due 2/28/98 market value
 $507,093)  ..................................         497,000           497,000
With PaineWebber 5.50% 6/2/97
 (dated 5/30/97, collateralized by
 $310,000 U.S. Treasury Notes 5.625%
 due 11/30/98 market value $316,737
 and $176,000 U.S. Treasury Notes 5.625%
 due 11/30/00 market value
 $176,877)  ..................................         483,000           483,000
With Prudential Securities 5.53% 6/2/97
 (dated 5/30/97, collateralized by
 $91,000 U.S. Treasury Notes 6.25% due
 6/30/98 market value $93,399 and
 $391,000 U.S. Treasury Notes 8.875% due
 11/15/98 market value $407,029) .............         490,000           490,000
                                                                       ---------
Total Repurchase Agreements
 (cost $1,656,000)  ..........................                         1,656,000
                                                                       ---------




                          1 9 9 7    s e m i -  a n n u a l   r e p o r t    25

Emerging Market Series
Statement of Net Assets (Continued)
--------------------------------------------------------------------------------
                                                                        MARKET
                                                                         VALUE
                                                                        (U.S.$)
--------------------------------------------------------------------------------

TOTAL MARKET VALUE OF SECURITIES - 102.45%
 (cost $13,313,952)  ......................................      $   14,883,282

LIABILITIES NET OF RECEIVABLES
 AND OTHER ASSETS - (2.45%)  ..............................            (355,984)
                                                                 --------------
NET ASSETS APPLICABLE TO 1,211,405 SHARES
 ($.01 PAR VALUE) OUTSTANDING - 100.00%                           $   14,527,298
                                                                 ==============

NET ASSET VALUE - EMERGING MARKETS SERIES A CLASS
 ($9,360,123 / 779,896 shares)  ...........................              $12.00
                                                                         ======
NET ASSET VALUE - EMERGING MARKETS SERIES B CLASS
 ($2,428,290 / 203,352 shares)  ...........................              $11.94
                                                                         ======
NET ASSET VALUE - EMERGING MARKETS SERIES C CLASS
 ($879,599 / 73,674 shares)  ..............................              $11.94
                                                                         ======
NET ASSET VALUE - INTERNATIONAL EQUITY
 SERIES INSTITUTIONAL CLASS
 ($1,859,286 / 154,483 shares)  ...........................              $12.04
                                                                         ======

--------------------------------------------------------------------------------
                                                                        MARKET
                                                                         VALUE
                                                                        (U.S.$)
--------------------------------------------------------------------------------
COMPONENTS OF NET ASSETS AT MAY 31, 1997:
Common stock, $.01 par value, 500,000,000 shares
 authorized to the Fund with 50,000,000 shares
 allocated to Emerging Markets Series A Class, 25,000,000
 shares allocated to Emerging Markets Series B Class, 25,000,000 shares allocated to Emerging Markets Series C Class, and
 50,000,000 shares allocated to Emerging Markets Series
 Institutional Class .............................................   $12,857,258
Accumulated undistributed:
 Net investment income ...........................................        20,097
 Net realized gain on investments ................................        80,637
 Net unrealized appreciation of investments
  and foreign currencies .........................................     1,569,306
                                                                     -----------
 Total net assets ................................................   $14,527,298
                                                                     ===========

----------
*Non-income producing security.
+These securities are exempt from registration under rule 144A of the Securities Act of 1933. These Securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At May 31, 1997, these securities amounted to $181,008 or 1.28% of net assets.
++Principal amount is stated in the currency in which each bond is denominated.
    Tkl - Turkish Lira
    $ - U.S. Dollar

    ADR - American Depository Receipt
    GDR - Global Depository Receipt

                             See accompanying notes

26    1 9 9 7    s e m i -  a n n u a l   r e p o r t

DELAWARE GROUP GLOBAL & INTERNATIONAL FUNDS, INC. --
STATEMENT OF OPERATIONS
SIX MONTHS ENDED MAY 31, 1997
(UNAUDITED)

                                                             International Equity  Global Assets  Global Bond    Emerging Markets
                                                                   Series             Series         Series          Series
                                                             ----------------------------------------------------------------------
INVESTMENT INCOME:
Interest .....................................................   $    248,163    $    284,060    $    465,144    $     24,864
Dividends ....................................................      2,265,348         128,253            --           104,018
Foreign tax withheld .........................................       (264,535)         (8,722)           --            (6,965)
                                                                 ------------    ------------    ------------    ------------
                                                                    2,248,976         403,591         465,144         121,917
                                                                 ------------    ------------    ------------    ------------

EXPENSES:
Management fees ..............................................        577,404          67,522          48,762          60,377
Custodian fees ...............................................         66,860          14,174           6,902          14,665
Dividend disbursing and transfer agent fees and expenses .....        357,865          31,499          14,920          16,445
Distribution expense .........................................        239,729          44,465          14,442          14,356
Registration fees ............................................         35,028          20,050          26,370          29,860
Reports and statements to shareholders .......................         34,480           1,040           4,070           6,912
Accounting fees and salaries .................................         31,444           3,356           2,607           1,287
Professional fees ............................................         16,140           5,292           8,496           9,096
Directors' fees ..............................................          1,850             868             817             788
Taxes (other than taxes on income) ...........................          4,500           1,245             265             170
Amortization of organization expenses ........................             56           7,381           7,552          14,571
Other ........................................................         20,331           3,254           5,143           3,740
                                                                 ------------    ------------    ------------    ------------
                                                                    1,385,687         200,146         140,346         172,267

Less expenses absorbed by Delaware International Advisers Ltd.         12,818          69,182          65,258          77,305
                                                                 ------------    ------------    ------------    ------------
                                                                    1,372,869         130,964          75,088          94,962
                                                                 ------------    ------------    ------------    ------------

NET INVESTMENT INCOME ........................................        876,107         272,627         390,056          26,955
                                                                 ------------    ------------    ------------    ------------

NET REALIZED AND UNREALIZED GAIN (LOSS)
 ON INVESTMENTS AND FOREIGN CURRENCIES:
Net realized gain (loss) on:
 Investment transactions .....................................        791,192         862,367         (96,626)         80,387
 Foreign currencies ..........................................      2,223,115          (8,667)        161,547          (3,997)
                                                                 ------------    ------------    ------------    ------------
 Net realized gain (loss) ....................................      3,014,307         853,700          64,921          76,390
Net increase (decrease) in unrealized appreciation
 (depreciation) during the period:
 Investment transactions .....................................     10,705,649        (300,391)       (610,632)      1,643,151
 Foreign currencies ..........................................       (170,273)         (2,653)        (43,317)            205
                                                                 ------------    ------------    ------------    ------------
Net increase (decrease) in unrealized appreciation
 (depreciation) ..............................................     10,535,376        (303,044)       (653,949)      1,643,356

NET REALIZED AND UNREALIZED GAIN (LOSS)
 ON INVESTMENTS AND FOREIGN CURRENCIES .......................     13,549,683         550,656        (589,028)      1,719,746
                                                                 ------------    ------------    ------------    ------------

NET INCREASE (DECREASE) IN NET ASSETS RESULTING
 FROM OPERATIONS .............................................   $ 14,425,790    $    823,283    $   (198,972)   $  1,746,701
                                                                 ============    ============    ============    ============

                             See accompanying notes


                          1 9 9 7    s e m i -  a n n u a l   r e p o r t    27

DELAWARE GROUP GLOBAL & INTERNATIONAL FUNDS, INC. --
STATEMENT OF CHANGES IN NET ASSETS
SIX MONTHS ENDED MAY 31, 1997
(UNAUDITED)

                                                                     International Equity Global Assets Global Bond Emerging Markets
                                                                           Series         Series         Series         Series
                                                                     ---------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income ...............................................  $     876,107  $     272,627  $     390,056  $      26,955
Net realized gain on investments and foreign currencies .............      3,014,307        853,700         64,921         76,390
Net increase (decrease) in unrealized appreciation (depreciation)
 during the period ..................................................     10,535,376       (303,044)      (653,949)     1,643,356
                                                                       -------------  -------------  -------------  -------------
Net increase (decrease) in net assets resulting from operations .....     14,425,790        823,283       (198,972)     1,746,701
                                                                       -------------  -------------  -------------  -------------

DISTRIBUTION TO SHAREHOLDERS FROM:
Net investment income:
 A Class ............................................................     (2,342,406)      (262,665)      (166,665)        (2,696)
 B Class ............................................................       (239,049)       (93,364)       (33,936)          --
 C Class ............................................................        (43,715)       (28,335)       (14,153)          --
 Institutional Class ................................................       (973,770)       (60,435)      (342,329)        (9,242)

Net realized gain from security transactions:
 A Class ............................................................       (123,938)       (45,735)       (12,933)       (20,222)
 B Class ............................................................        (15,415)       (17,933)        (2,428)        (2,270)
 C Class ............................................................         (2,682)        (4,527)          (424)        (1,540)
 Institutional Class ................................................        (46,296)        (8,230)       (23,842)       (27,727)
                                                                       -------------  -------------  -------------  -------------
                                                                          (3,787,271)      (521,224)      (596,710)       (63,697)
                                                                       -------------  -------------  -------------  -------------

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold:
 A Class ............................................................     42,896,858      2,318,435      1,827,469      6,534,515
 B Class ............................................................     10,823,261      1,219,730        597,426      2,001,607
 C Class ............................................................      4,202,424        998,826        484,329        608,676
 Institutional Class ................................................     15,842,882        111,732      3,183,571      1,364,466
Net asset value of shares issued upon reinvestment of dividends from net investment income and net realized gain on security transactions:
 A Class ............................................................      2,354,931        304,469        148,991         22,478
 B Class ............................................................        231,801        107,681         26,158          2,081
 C Class ............................................................         45,546         31,660         14,131          1,540
 Institutional Class ................................................      1,013,525         68,664        365,978         36,969
                                                                       -------------  -------------  -------------  -------------
                                                                          77,411,228      5,161,197      6,648,053     10,572,332
                                                                       -------------  -------------  -------------  -------------
Cost of shares repurchased:
 A Class ............................................................    (27,905,595)    (8,486,954)      (601,618)      (594,866)
 B Class ............................................................       (989,252)    (2,661,940)      (166,402)       (17,076)
 C Class ............................................................       (501,484)       (67,139)        (3,019)          (955)
 Institutional Class ................................................     (5,342,670)      (146,791)      (526,217)    (3,831,508)
                                                                       -------------  -------------  -------------  -------------
                                                                         (34,739,001)   (11,362,824)    (1,297,256)    (4,444,405)
                                                                       -------------  -------------  -------------  -------------
Increase (decrease) in assets derived from capital share transactions     42,672,227     (6,201,627)     5,350,797      6,127,927
                                                                       -------------  -------------  -------------  -------------

NET INCREASE (DECREASE) IN NET ASSETS ...............................     53,310,746     (5,899,568)     4,555,115      7,810,931

NET ASSETS:
Beginning of year ...................................................    136,158,064     20,063,476     10,999,283      6,716,367
                                                                       -------------  -------------  -------------  -------------
End of year .........................................................  $ 189,468,810  $  14,163,908  $  15,554,398  $  14,527,298
                                                                       =============  =============  =============  =============

                             See accompanying notes


28    1 9 9 7    s e m i -  a n n u a l   r e p o r t

                                                                                                                         6/10/96*
                                                                          YEAR ENDED     YEAR ENDED     YEAR ENDED          TO
                                                                           11/30/96       11/30/96       11/30/96       11/30/96
                                                                    INTERNATIONAL EQUITY GLOBAL ASSETS  GLOBAL BOND  MERGING MARKETS
                                                                             SERIES         SERIES         SERIES         SERIES
                                                                    ----------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income . . . . . . . . . . . . . . . . . . . . . . . . . $1,741,454       $501,965       $278,433          $32,304
Net realized gain on investments and foreign currencies . . . . . . . .  2,397,646         99,273         50,372           28,782
Net increase (decrease) in unrealized appreciation (depreciation) . . . 18,843,223      1,712,261        400,732          (74,050)
                                                                        ----------      ---------       --------         --------
Net increase (decrease) in net assets resulting from operations . . . . 22,982,323      2,313,499        729,537          (12,964)
                                                                        ----------      ---------       --------         --------
DISTRIBUTION TO SHAREHOLDERS FROM:
Net investment income:
 A Class. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . (1,501,747)      (212,365)      (139,610)               -
 B Class. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    (74,702)        51,947)       (25,740)               -
 C Class. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     (3,258)        (9,120)        (4,004)               -
 Institutional Class. . . . . . . . . . . . . . . . . . . . . . . . . .   (392,431)       (75,192)      (152,736)               -

Net realized gain from security transactions:
 A Class. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   (745,692)       (74,656)       (29,823)               -
 B Class. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    (44,400)       (16,187)        (3,812)               -
 C Class. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .       (178)          (183)          (227)               -
 Institutional Class. . . . . . . . . . . . . . . . . . . . . . . . . .   (141,939)       (53,001)       (32,515)               -
                                                                        ----------      ---------       --------         --------
                                                                        (2,904,347)      (492,651)      (388,467)               -
                                                                        ----------      ---------       --------         --------
CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold:
 A Class. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 38,422,216      8,438,344      2,975,307        3,468,879
 B Class. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  6,523,042      4,060,119        604,051          280,706
 C Class. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  1,845,151      1,143,923        103,594          215,531
 Institutional Class. . . . . . . . . . . . . . . . . . . . . . . . . . 26,182,932        331,779      6,958,524        3,760,583
Net asset value of shares issued upon reinvestment of dividends from net investment income and net realized gain on security transactions:
 A Class. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  2,118,387        282,156        155,552                -
 B Class. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    111,164         65,864         17,929                -
 C Class. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .      3,130          8,954          3,929                -
 Institutional Class. . . . . . . . . . . . . . . . . . . . . . . . . .    528,525        128,194        183,302                -
                                                                        ----------     ----------     ----------        ---------
                                                                        75,734,547     14,459,333     11,002,188        7,725,699
                                                                        ----------     ----------     ----------        ---------
Cost of shares repurchased:
 A Class. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .(27,755,641)    (1,051,829)      (670,947)        (939,883)
 B Class. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   (521,619)      (348,362)       (59,739)               -
 C Class. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    (74,679)       (64,066)          (247)         (14,851)
 Institutional Class. . . . . . . . . . . . . . . . . . . . . . . . . . (8,689,470)      (683,685)    (1,518,887)         (41,634)
                                                                        ----------      ---------      ---------         --------
                                                                       (37,041,409)    (2,147,942)    (2,249,820)        (996,368)
                                                                        ----------      ---------      ---------         --------
Increase in assets derived from
 capital share transactions                                             38,693,138     12,311,391      8,752,368        6,729,331
                                                                        ----------     ----------      ---------        ---------

NET INCREASE IN NET ASSETS . . . . . . . . . . . . . . . . . . . . . .  58,771,114     14,132,239      9,093,438        6,716,367

NET ASSETS:
Beginning of year. . . . . . . . . . . . . . . . . . . . . . . . . . .  77,386,950      5,931,237      1,905,845                -
                                                                      ------------    -----------    -----------       ----------
End of year. . . . . . . . . . . . . . . . . . . . . . . . . . . . . .$136,158,064    $20,063,476    $10,999,283       $6,716,367
                                                                      ============    ===========    ===========       ==========

----------
*Date of initial public offering
                             See accompanying notes


                          1 9 9 7    s e m i -  a n n u a l   r e p o r t    29

Delaware Group Global & International Funds, Inc.
Financial Highlights  May 31, 1997
Selected data for each share of the Fund outstanding throughout each period were as follows:

                                                                             INTERNATIONAL EQUITY SERIES A CLASS
                                                           ------------------------------------------------------------------------
                                                           SIX MONTHS
                                                              ENDED                               YEAR ENDED
                                                             5/31/97       11/30/96     11/30/95   11/30/94      11/30/93  11/30/92
                                                           (UNAUDITED)
Net asset value, beginning of period .....................  $14.640        $12.190      $11.920    $11.250       $9.590    $9.650

Income from investment operations:
 Net investment income\1 .................................    0.071          0.490        0.297      0.140        0.499      0.162
 Net realized and unrealized gain (loss) from investments
  & foreign currencies ...................................    1.174          2.385        0.628      0.895        1.636     (0.172)
                                                            -------        -------      -------    -------       ------    ------
Net increase (decrease) in net assets from
 investment operations ...................................    1.245          2.875        0.925      1.035        2.135     (0.010)
                                                            -------        -------      -------    -------       ------    ------

Less dividends and distributions:
 Dividends from net investment income ....................   (0.375)        (0.280)      (0.185)    (0.225)      (0.475)    (0.050)
 Distributions from net realized
  gain on security transactions. . .......................   (0.020)        (0.145)      (0.470)    (0.140)        none       none
                                                            -------        -------      -------    -------       ------    ------
 Total dividends and distributions .......................   (0.395)        (0.425)      (0.655)    (0.365)      (0.475)    (0.050)
                                                            -------        -------      -------    -------       ------    ------

Net asset value, end of period. ..........................  $15.490        $14.640      $12.190    $11.920      $11.250     $9.590
                                                            =======        =======      =======    =======      =======     ======

Total Return\2 ...........................................     8.78%         24.22%        8.17%      9.23%       23.08%     (0.15%)

Ratios and supplemental data:
 Net assets, end of period (000 omitted) ................. $112,909        $89,177      $62,251    $53,736      $31,673     $4,604
 Ratio of expenses to average net assets .................    1.77%           1.85%        2.07%      1.56%        1.25%      1.25%
 Ratio of expenses to average net assets
  prior to expense limitation ............................    1.79%           1.95%        2.07%      1.82%        2.16%      5.67%
 Ratio of net investment income to average net assets ....    1.15%           3.70%        2.57%      1.22%        3.91%      2.44%
 Ratio of net investment income to average net assets
  prior to expense limitation ............................    1.13%           3.60%        2.57%      0.96%        3.00%     (2.00%)
 Portfolio turnover ......................................       4%              9%          21%        27%           24%       12%
 Average commission rate paid\3 .......................... $0.0253         $0.0243           NA         NA            NA        NA

\1 The year ended November 30, 1996 per share information was based on the average shares outstanding method.
\2 Does not include maximum sales charge of 4.75% nor the 1% limited contingent deferred sales charge that would apply in the event of certain redemptions within 12 months of purchase.
\3 Computed by dividing the total amount of commissions paid by the toal number of shares purchased and sold during the period for which there was a commission charged.

                             See accompanying notes


30   1 9 9 7    s e m i -  a n n u a l   r e p o r t

--------------------------------------------------------------------------------
Selected data for each share of the Fund outstanding throughout each period were as follows:

                                             INTERNATIONAL EQUITY SERIES B CLASS       INTERNATIONAL EQUITY SERIES C CLASS
                                          ------------------------------------------------------------------------------------------
                                          SIX MONTHS                         9/6/94(1)  SIX MONTHS          YEAR         11/29/95(2)
                                            ENDED          YEAR ENDED          TO         ENDED             ENDED            TO
                                           5/31/97    11/30/96  11/30/95     11/30/94     5/31/97          11/30/96       11/30/95
                                        (UNAUDITED)                                     (UNAUDITED)
Net asset value, beginning of
 period................................  $14.560      $12.130    $11.900     $12.860      $14.540          $12.190        $12.240

Income from investment operations:
 Net investment income(3)..............    0.058        0.398      0.278       0.036        0.023            0.400           none
 Net realized and unrealized gain
  (loss) from investments & foreign
  currencies...........................    1.132        2.377      0.567      (0.966)       1.167            2.375         (0.050)
                                         -------       -------    -------     -------      -------          -------        -------
 Net increase (decrease) in net assets
  from investment operations...........    1.190        2.775      0.845      (0.930)       1.190            2.775         (0.050)
                                         -------       -------    -------     -------      -------          -------        -------
Less dividends and distributions:
 Dividends from net investment income..   (0.300)      (0.200)    (0.145)     (0.030)      (0.300)          (0.280)          none
 Distributions from net realized gain
  on security transactions.............   (0.020)      (0.145)    (0.470)       none       (0.020)          (0.145)          none
                                         -------       -------    -------     -------      -------          -------        -------
 Total dividends and distributions.....   (0.320)      (0.345)    (0.615)     (0.030)      (0.320)          (0.425)          none
                                         -------       -------    -------     -------      -------          -------        -------
Net asset value, end of period.........  $15.430      $14.560    $12.130     $11.900      $15.410          $14.540        $12.190
                                         =======      =======    =======     =======      =======          =======        =======
Total Return(4)........................    8.39%       23.38%      7.46%      (7.24%)       8.40%           23.39%             (5)

Ratios and supplemental data:
 Net assets, end of period
 (000 omitted).......................... $22,203      $10,878     $3,471        $624       $6,004           $1,909             $5
 Ratio of expenses to average
  net assets............................   2.47%        2.55%      2.77%       2.26%        2.47%            2.55%             (5)
 Ratio of expenses to average net assets
  prior to expense limitation...........   2.49%        2.65%      2.77%       2.52%        2.49%            2.65%             (5)
 Ratio of net investment income to
  average net assets....................   0.45%        3.00%      1.87%       0.52%        0.47%            3.00%             (5)
 Ratio of net investment income to
  average net assets prior to expense
  limitation............................   0.43%        2.90%      1.87%       0.26%        0.49%            2.90%             (5)
 Portfolio turnover.....................      4%           9%        21%         27%           4%               9%             (5)
 Average commission rate paid(6)........ $0.0253      $0.0243         NA          NA      $0.0253          $0.0243             NA

-----------------------
(1) Date of commencement of trading; ratios have been annualized and total return has not been annualized.
(2) Date of commencement of trading.
(3) The year ended November 30, 1996 per share information was based on the average shares outstanding method.
(4) Does not include contingent deferred sales charge which varies from 1%-4% depending upon the holding period for International Equity Series B Class and 1% for International Equity Series C Class.
(5) The ratios of expenses and net investment income to average net assets, portfolio turnover and total return have been omitted as management believes that such ratios and total return for this relatively short period are not meaningful.
(6) Computed by dividing the total amount of commissions paid by the total number of shares purchased and sold during the period for which there was a commission charged.

                             See accompanying notes


                             1 9 9 7  s e m i - a n n u a l  r e p o r t      31

--------------------------------------------------------------------------------
Selected data for each share of the Fund outstanding throughout each period were as follows:

                                                                         INTERNATIONAL EQUITY SERIES INSTITUTIONAL CLASS
                                                        ----------------------------------------------------------------------------
                                                        SIX MONTHS                                                       11/9/92(1)
                                                          ENDED                               YEAR ENDED                     TO
                                                         5/31/97       11/30/96      11/30/95   11/30/94      11/30/93    11/30/92
                                                       (UNAUDITED)
Net asset value, beginning of period..........           $14.710        $12.240       $11.970     $11.290       $9.590      $9.520

Income from investment operations:
 Net investment income(2).....................             0.114          0.530         0.323       0.166        0.594       0.021
 Net realized and unrealized gain from
  investments & foreign currencies............             1.151          2.405         0.637       0.899        1.581       0.049
                                                         -------        -------       -------     -------      -------      ------
 Net increase in net assets
  from investment operations..................             1.265          2.935         0.960       1.065        2.175       0.070
                                                         -------        -------       -------     -------      -------      ------
Less dividends and distributions:
 Dividends from net investment income.........            (0.415)        (0.320)       (0.220)     (0.245)      (0.475)       none
 Distributions from net realized gain on
  security transactions.......................            (0.020)        (0.145)       (0.470)     (0.140)        none        none
                                                         -------        -------       -------     -------      -------      ------
 Total dividends and distributions............            (0.435)        (0.465)       (0.690)     (0.385)      (0.475)       none
                                                         -------        -------       -------     -------      -------      ------
Net asset value, end of period................           $15.540        $14.710       $12.240     $11.970      $11.290      $9.590
                                                         =======        =======       =======     =======      =======      ======
Total Return..................................             8.91%         24.68%         8.46%       9.47%       23.52%      (0.15%)

Ratios and supplemental data:
 Net assets, end of period (000 omitted)......           $48,353        $34,194       $11,660      $7,613       $3,959      $1,120
 Ratio of expenses to average net assets......             1.47%          1.55%         1.77%       1.26%        0.95%       0.95%
 Ratio of expenses to average net assets
  prior to expense limitation.................             1.49%          1.65%         1.77%       1.52%        1.86%           -
 Ratio of net investment income to average
  net assets..................................             1.45%          4.00%         2.87%       1.52%        4.21%       2.74%
 Ratio of net investment income to average
  net assets prior to expense limitation......             1.43%          3.90%         2.87%       1.26%        3.30%           -
 Portfolio turnover...........................                4%             9%           21%         27%          24%         12%
 Average commission rate paid(3)..............           $0.0253        $0.0243            NA          NA           NA          NA

-----------------
(1) Date of commencement of trading; ratios have been annualized and total return has not been annualized.
(2) The year ended November 30, 1996 per share information was based on the average shares outstanding method.
(3) Computed by dividing the total amount of commissions paid by the total number of shares purchased and sold during the period for which there was a commission charged.


32      1 9 9 7  s e m i - a n n u a l  r e p o r t

--------------------------------------------------------------------------------
Selected data for each share of the Fund outstanding throughout each period were as follows:

                                                         GLOBAL ASSETS SERIES A CLASS              GLOBAL ASSETS SERIES B CLASS
                                                   ---------------------------------------------------------------------------------
                                                   SIX MONTHS       YEAR        12/27/94(1)   SIX MONTHS       YEAR      12/27/94(1)
                                                     ENDED         ENDED           TO            ENDED        ENDED          TO
                                                    5/31/97       11/30/96      11/30/95        5/31/97     11/30/96      11/30/95
                                                  (UNAUDITED)                                 (UNAUDITED)
Net asset value, beginning of period...........     $13.310       $11.900       $10.000         $13.300      $11.880       $10.000

Income from investment operations:
 Net investment income (loss)...................      0.238         0.493         0.301           0.177        0.379         0.212
 Net realized and unrealized gain (loss)
  from investments & foreign currencies.........      0.592         1.572         1.839           0.613        1.606         1.848
                                                    -------       -------       -------         -------      -------       -------
 Net increase (decrease) in net assets from
  investment operations.........................      0.830         2.065         2.140           0.790        1.985         2.060
                                                    -------       -------       -------         -------      -------       -------
Less dividends and distributions:
 Dividends from net investment income...........     (0.330)       (0.385)       (0.240)         (0.280)      (0.295)       (0.180)
 Distributions from net realized gain on
  security transactions.........................     (0.050)       (0.270)         none          (0.050)      (0.270)         none
                                                    -------       -------       -------         -------      -------       -------
 Total dividends and distributions..............     (0.380)       (0.655)       (0.240)         (0.330)      (0.565)       (0.180)
                                                    -------       -------       -------         -------      -------       -------
Net asset value, end of period..................    $13.760       $13.310       $11.900          13.760      $13.300       $11.880
                                                    =======       =======       =======         =======      =======       =======
Total Return(2).................................      6.44%        18.17%        21.48%           6.11%       17.32%        20.73%

Ratios and supplemental data:
 Net assets, end of period (000 omitted)........     $6,073       $11,878        $3,122          $3,546       $4,796          $613
 Ratio of expenses to average net assets........      1.25%         1.25%         1.25%           1.95%        1.95%         1.95%
 Ratio of expenses to average net assets
  prior to expense limitation...................      2.01%         2.72%         7.55%           2.71%        3.42%         8.25%
 Ratio of net investment income to average
  net assets....................................      3.20%         4.13%         4.75%           2.50%        3.43%         4.05%
 Ratio of net investment income to average
  net assets prior to expense limitation........      2.44%         2.66%        (1.55%)          1.74%        1.96%        (2.25%)
 Portfolio turnover.............................        68%           34%           57%             68%          34%           57%
 Average commission rate paid(3)................    $0.0278        0.0271            NA         $0.0278       0.0271            NA

-----------------
(1) Date of commencement of trading; ratios and total return have been annualized.
(2) Does not include maximum sales charge of 4.75% nor the 1% limited contingent deferred sales charge that would apply in the event of certain redemptions within 12 months of purchase of A Class shares. Does not include contingent deferred sales charge which varies from 1-4% depending upon the holding period for Class B.
(3) Computed by dividing the total amount of commissions paid by the total number of shares purchased and sold during the period for which there was a commission charged.

                             See accompanying notes



                             1 9 9 7  s e m i - a n n u a l  r e p o r t      33

--------------------------------------------------------------------------------
Selected data for each share of the Fund outstanding throughout each period were as follows:

                                                         GLOBAL ASSETS SERIES C CLASS       GLOBAL ASSETS SERIES INSTITUTIONAL CLASS
                                                   ---------------------------------------------------------------------------------
                                                   SIX MONTHS       YEAR        12/27/94(1)   SIX MONTHS       YEAR      12/27/94(1)
                                                     ENDED         ENDED           TO            ENDED        ENDED          TO
                                                    5/31/97       11/30/96      11/30/95        5/31/97     11/30/96      11/30/95
                                                  (UNAUDITED)                                 (UNAUDITED)
Net asset value, beginning of period............    $13.250       $11.890       $11.940         $13.340      $11.930       $10.000

Income from investment operations:
 Net investment income (loss)...................      0.188         0.446          none           0.232        0.567         0.473
 Net realized and unrealized gain (loss)
  from investments & foreign currencies.........      0.602         1.534        (0.050)          0.633        1.533         1.697
                                                    -------       -------       -------         -------      -------       -------
 Net increase (decrease) in net assets from
  investment operations.........................      0.790         1.980        (0.050)          0.865        2.100         2.170
                                                    -------       -------       -------         -------      -------       -------
Less dividends and distributions:
 Dividends from net investment income...........     (0.280)       (0.350)         none          (0.365)      (0.420)       (0.240)
 Distributions from net realized gain on
  security transactions.........................     (0.050)       (0.270)         none          (0.050)      (0.270)         none
                                                    -------       -------       -------         -------      -------       -------
 Total dividends and distributions..............     (0.330)       (0.620)         none          (0.415)      (0.690)       (0.240)
                                                    -------       -------       -------         -------      -------       -------
Net Asset Value, End of Period..................    $13.710       $13.250       $11.890         $13.790      $13.340       $11.930
                                                    =======       =======       =======         =======      =======       =======
Total Return(2).................................      6.13%        17.33%            (4)          6.71%       18.38%        21.88%

Ratios and supplemental data:
 Net assets, end of period (000 omitted)........     $2,232        $1,185            $5          $2,313       $2,203        $2,191
 Ratio of expenses to average net assets........      1.95%         1.95%            (4)          0.95%        0.95%         0.95%
 Ratio of expenses to average net assets
  prior to expense limitation...................      2.71%         3.42%            (4)          1.71%        2.42%         7.25%
 Ratio of net investment income to average
  net assets....................................      2.50%         3.43%            (4)          3.50%        4.43%         5.05%
 Ratio of net investment income to average
  net assets prior to expense limitation........      1.74%         1.96%            (4)          2.74%        2.96%         1.25%
 Portfolio turnover.............................        68%           34%            (4)            68%          34%           57%
 Average commission rate paid(3)................    $0.0278        0.0271            NA         $0.0278       0.0271            NA

-------------------
(1) Date of commencement of trading; ratios and total return have been annualized.
(2) Does not include contingent deferred sales charge of 1% for the Global Assets Series C Class.
(3) Computed by dividing the total amount of commissions paid by the total number of shares purchased and sold during the period for which there was a commission charged.
(4) The ratios of expenses and net investment income to average net assets, portfolio turnover and total return have been omitted as management believes that such ratios and total return for this relatively short period are not meaningful.
                             See accompanying notes


34      1 9 9 7  s e m i - a n n u a l  r e p o r t

--------------------------------------------------------------------------------
Selected data for each share of the Fund outstanding throughout each period were as follows:

                                                         GLOBAL BOND SERIES A CLASS              GLOBAL BOND SERIES B CLASS
                                                   ---------------------------------------------------------------------------------
                                                   SIX MONTHS       YEAR        12/27/94(1)   SIX MONTHS       YEAR      12/27/94(1)
                                                     ENDED         ENDED           TO            ENDED        ENDED          TO
                                                    5/31/97       11/30/96      11/30/95        5/31/97     11/30/96      11/30/95
                                                  (UNAUDITED)                                 (UNAUDITED)
Net asset value, beginning of period............    $11.480       $11.230        $10.000        $11.490      $11.230       $10.000

Income from investment operations:
 Net investment income(2).......................      0.316         0.755          0.659          0.278        0.679         0.565
 Net realized and unrealized gain (loss) from
  investments & foreign currencies..............     (0.551)        0.730          1.171         (0.548)       0.735         1.205
                                                    -------       -------        -------        -------      -------       -------
 Net increase (decrease) in net assets from
  investment operations.........................     (0.235)        1.485          1.830         (0.270)       1.414         1.770
                                                    -------       -------        -------        -------      -------       -------
Less dividends and distributions:
 Dividends from net investment income...........     (0.455)       (0.875)        (0.600)        (0.420)      (0.794)       (0.540)
 Distributions from net realized gain on
  security transactions.........................     (0.040)       (0.360)          none         (0.040)      (0.360)         none
                                                    -------       -------        -------        -------      -------       -------
 Total dividends and distributions..............     (0.495)       (1.235)        (0.600)        (0.460)      (1.154)       (0.540)
                                                    -------       -------        -------        -------      -------       -------
Net asset value, end of period..................    $10.750       $11.480        $11.230        $10.760      $11.490          $115
                                                    =======       =======        =======        =======      =======       =======
Total Return(3).................................     (2.04%)       14.35%         18.79%         (2.35%)      13.51%        18.23%

Ratios and supplemental data:
 Net assets, end of period (000 omitted)........     $4,600        $3,467           $889         $1,111         $707          $115
 Ratio of expenses to average net assets........      1.25%         1.25%          1.25%          1.95%        1.95%         1.95%
 Ratio of expenses to average net assets
  prior to expense limitation...................      2.24%         5.00%         12.34%          2.94%        5.70%        13.04%
 Ratio of net investment income to average
  net assets....................................      5.81%         6.82%          7.70%          5.11%        6.12%         7.00%
 Ratio of net investment income to average
  net assets prior to expense limitation........      4.82%         3.07%         (3.39%)         4.12%        2.37%        (4.09%)
 Portfolio turnover.............................        83%           42%            98%            83%          42%           98%
 Average commission rate paid...................         NA            NA             NA             NA           NA            NA

-------------------
(1) Date of commencement of trading; ratios have been annualized and total return has not been annualized.
(2) The year ended November 30, 1996 and the six months ended May 31,1997 per share information was based on the average shares outstanding method.
(3) Does not include maximum sales charge of 4.75% for A Class nor the limited contingent deferred sales charge which varies from 1% - 4% for B Class depending upon the holding period.

                             See accompanying notes


                             1 9 9 7  s e m i - a n n u a l  r e p o r t      35

--------------------------------------------------------------------------------
Selected data for each share of the Fund outstanding throughout each period were as follows:

                                                         GLOBAL BOND SERIES C CLASS       GLOBAL BOND SERIES INSTITUTIONAL CLASS
                                                   ---------------------------------------------------------------------------------
                                                   SIX MONTHS       YEAR        12/27/94(2)   SIX MONTHS       YEAR      12/27/94(1)
                                                     ENDED         ENDED           TO            ENDED         ENDED         TO
                                                    5/31/97       11/30/96      11/30/95        5/31/97      11/30/96     11/30/95
                                                  (UNAUDITED)                                 (UNAUDITED)
Net asset value, beginning of period............    $11.440       $11.240       $11.330         $11.520       $11.270      $10.000

Income from investment operations:
 Net investment income(3).......................      0.279         0.680          none           0.332         0.788        0.782
 Net realized and unrealized gain (loss) from
  investments & foreign currencies..............     (0.559)        0.719        (0.036)         (0.552)        0.732        1.088
                                                    -------       -------       -------         -------       -------      -------
 Net increase (decrease) in net assets from
  investment operations.........................     (0.280)        1.399        (0.036)         (0.220)        1.520        1.870
                                                    -------       -------       -------         -------       -------      -------
Less dividends and distributions:
 Dividends from net investment income...........     (0.420)       (0.839)       (0.054)         (0.490)       (0.910)      (0.600)
 Distributions from net realized gain on
  security transactions.........................     (0.040)       (0.360)         none          (0.040)       (0.360)        none
                                                    -------       -------       -------         -------       -------      -------
 Total dividends and distributions..............     (0.460)       (1.199)       (0.054)         (0.530)       (1.270)      (0.600)
                                                    -------       -------       -------         -------       -------      -------
Net asset value, end of period..................    $10.700       $11.440       $11.240         $10.770       $11.520      $11.270
                                                    =======       =======       =======         =======       =======      =======
Total Return(4).................................     (2.45%)       13.51%            (5)         (1.89%)       14.68%       19.21%

Ratios and supplemental data:
 Net assets, end of period (000 omitted)........       $594          $118            $5         $ 9,249       $ 6.707      $   897
 Ratio of expenses to average net assets........      1.95%         1.95%            (5)          0.95%         0.95%        0.95%
 Ratio of expenses to average net assets prior
  to expense limitation.........................      2.94%         5.70%            (5)          1.94%         4.70%       12.04%
 Ratio of net investment income to average
  net assets....................................      5.11%         6.12%            (5)          6.11%         7.12%        8.00%
 Ratio of net investment income to average
  net assets prior to expense limitation........      4.12%         2.37%            (5)          5.12%         3.37%       (3.09%)
 Portfolio turnover.............................        83%           42%            (5)            83%           42%          98%
 Average commission rate paid...................         NA            NA            NA              NA            NA           NA

------------------
(1) Date of commencement of trading; ratios have been annualized and total return has not been annualized.
(2) Date of commencement of trading.
(3) The year ended November 30, 1996 and the six months ended May 31,1997 per share information was based on the average shares outstanding method.
(4) Does not include the contingent deferred sales charge of 1% for the Global Bond Series C Class.
(5) The ratios of expenses and net investment income to average net assets, portfolio turnover and total return have been omitted as management believes that such ratios and total return for this relatively short period are not meaningful.

                             See accompanying notes


36      1 9 9 7   s e m i - a n n u a l  r e p o r t

--------------------------------------------------------------------------------
Selected data for each share of the Fund outstanding throughout each period were as follows:

                                             EMERGING MARKETS SERIES         EMERGING MARKETS SERIES
                                                     A CLASS                         B CLASS
                                           ----------------------------------------------------------
                                           SIX MONTHS      6/10/96(1)      SIX MONTHS      6/10/96(1)
                                              ENDED            TO             ENDED            TO
                                            5/31/97         11/30/96         5/31/97        11/30/96
                                          (UNAUDITED)                      (UNAUDITED)
Net asset value, beginning of period....    $9.970          $10.000          $9.940         $10.000

Income from investment operations:
 Net investment income (loss)(2)........     0.030            0.018           0.033          (0.051)
 Net realized and unrealized
  gain (loss) from investments &
  foreign currencies....................     2.085           (0.048)          2.042          (0.009)
                                           -------          -------         -------         -------
 Net increase (decrease) in net assets
  from investment operations............     2.115           (0.030)          2.075          (0.060)
                                           -------          -------         -------         -------
Less dividends and distributions:
 Dividends from net investment
  income................................    (0.010)            none            none            none
 Distributions from net realized gain
  on security transactions..............    (0.075)            none          (0.075)           none
                                           -------          -------         -------         -------
 Total dividends and distributions......    (0.085)            none          (0.075)           none
                                           -------          -------         -------         -------
Net asset value, end of period..........   $12.000           $9.970         $11.940          $9.940
                                           =======          =======         =======         =======
Total Return(3).........................    21.40%           (0.30%)         21.03%          (0.60%)

Ratios and supplemental data:
 Net assets, end of period
  (000 omitted).........................    $9,360           $2,518          $2,428            $282
 Ratio of expenses
  to average net assets.................     2.00%            2.00%           2.70%           2.70%
 Ratio of expenses to average net assets
  prior to expense limitation...........     3.61%            4.10%           4.31%           4.80%
 Ratio of net investment income to
  average net assets....................     0.54%            0.17%          (0.16%)         (0.53%)
 Ratio of net investment income to
  average net assets prior to
  expense limitation....................    (1.07%)          (1.93%)         (1.77%)         (2.63%)
 Portfolio turnover.....................       15%              36%             15%             36%
 Average commission rate paid(4)........   $0.0032          $0.0073         $0.0032         $0.0073

                                                EMERGING MARKETS SERIES       EMERGING MARKETS SERIES
                                                        C CLASS                 INSTITUTIONAL CLASS
                                              ---------------------------------------------------------
                                              SIX MONTHS      6/10/96(1)    SIX MONTHS       6/10/96(1)
                                                 ENDED            TO          ENDED              TO
                                                5/31/97        11/30/96      5/31/97          11/30/96
                                              (UNAUDITED)                  (UNAUDITED)
Net asset value, beginning of period....        $9.940         $10.000       $9.990           $10.000

Income from investment operations:
 Net investment income (loss)(2)........        (0.008)         (0.051)       0.020             0.047
 Net realized and unrealized
  gain (loss) from investments &
  foreign currencies....................         2.083          (0.009)       2.130            (0.057)
                                               -------         -------      -------           -------
 Net increase (decrease) in net assets
  from investment operations............         2.075          (0.060)       2.150            (0.010)
                                               -------         -------      -------           -------
Less dividends and distributions:
 Dividends from net investment
  income................................          none            none       (0.025)             none
 Distributions from net realized gain
  on security transactions..............        (0.075)           none       (0.075)             none
                                               -------         -------      -------           -------
 Total dividends and distributions......        (0.075)           none       (0.100)             none
                                               -------         -------      -------           -------
Net asset value, end of period..........       $11.940          $9.940      $12.040            $9.990
                                               =======         =======      =======           =======
Total Return(3).........................        21.03%          (0.60%)      21.74%            (0.10%)

Ratios and supplemental data:
 Net assets, end of period
  (000 omitted).........................          $880            $199       $1,859            $3,717
 Ratio of expenses
  to average net assets.................         2.70%           2.70%        1.70%             1.70%
 Ratio of expenses to average net assets
  prior to expense limitation...........         4.31%           4.80%        3.31%             3.80%
 Ratio of net investment income to
  average net assets....................        (0.16%)         (0.53%)       0.84%             0.47%
 Ratio of net investment income to
  average net assets prior to
  expense limitation....................        (1.77%)         (2.63%)      (0.77%)           (1.63%)
 Portfolio turnover.....................           15%             36%          15%               36%
 Average commission rate paid(4)........       $0.0032         $0.0073      $0.0032           $0.0073

--------------------
(1) Date of commencement of trading; ratios have been annualized and total return has not been annualized.
(2) The year ended November 30, 1996 per share information was based on the average shares outstanding method.
(3) Does not include maximum sales charge of 4.75% for A Class nor the limited contingent deferred sales charge which varies from 1% - 4% for B Class and 1% for C Class depending upon the holding period.
(4) Computed by dividing the total amount of commissions paid by the total number of shares purchased and sold during the period for which there was a commission charged.

                             See accompanying notes



                             1 9 9 7  s e m i - a n n u a l  r e p o r t      37

DELAWARE GROUP GLOBAL & INTERNATIONAL FUNDS, INC. --
NOTES TO FINANCIAL STATEMENTS --
MAY 31, 1997
(UNAUDITED)
--------------------------------------------------------------------------------

Delaware Group Global & International Funds, Inc. (the "Fund") is registered as a Maryland corporation and offers four series, The International Equity Series, The Global Assets Series, The Global Bond Series and The Emerging Markets Series (the "Series"). Each Series offers four classes of shares. The International Equity Series is registered as a diversified open-end investment company and The Global Assets Series, The Global Bond Series and The Emerging Markets Series are registered as non-diversified open-ended investment companies under the Investment Company Act of 1940.

The investment objective of each Series is as follows:

International Equity Series: To achieve long-term growth without undue risk to principal by investing primarily in equities that provide the potential for capital appreciation and income.

Global Assets Series: To achieve long-term total return by investing in securities, including U.S. and foreign stocks and bonds, which, in the Manager's or Sub-Adviser's opinion, will provide higher current income than a portfolio comprised exclusively of equity securities along with the potential for capital growth.

Global Bond Series: To provide current income consistent with the preservation of principal by investing primarily in fixed-income securities that may also provide the potential for capital appreciation.

Emerging Markets Series: To seek capital appreciation by investing primarily in equity securities of issuers located or operating in emerging market countries.

1. Significant Accounting Policies
The following accounting policies are in accordance with generally accepted accounting principles and are consistently followed by the Fund.

Security Valuation - Securities listed on an exchange are valued at the lasted quoted sales price as of the close of the NYSE on the valuation date. Securities not traded or securities not listed on an exchange are valued at the mean of the last quoted bid and asked prices. Securities listed on a foreign exchange are valued at the last quoted sales price before the Fund is valued. Long-term debt securities are valued by an independent pricing service and such prices are believed to reflect the fair value of such securities. Money market instruments having less than 60 days to maturity are valued at amortized cost which approximates market value. Other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Fund's Board of Directors.

Federal Income Taxes - Each series intends to continue to qualify as a regulated investment company and make the requisite distributions to shareholders. Accordingly, no provision for federal income taxes has been made in the financial statements. Income and capital gain distributions are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles.

Class Accounting - Investment income, common expenses and realized and unrealized gain (loss) on investments are allocated to the various classes of the Series on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

Repurchase Agreements - Each Series may invest in a pooled cash account along with other members of the Delaware Group of Funds. The aggregate daily balance of the pooled cash account is invested in repurchase agreements secured by obligations of the

U.S. government. The respective collateral is held by the custodian bank until the maturity of the respective repurchase agreements. Each repurchase agreement is at least 100% collateralized. However, in the event of default or bankruptcy by the counterparty to the agreement, realization of the collateral may be subject to legal proceedings.

Foreign Currency Transactions - Transactions denominated in foreign currencies are recorded at the current prevailing exchange rates. The value of all assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the exchange rate of such currencies against the U.S. dollar as of 3:00 PM EST. Transaction gains or losses resulting from changes in exchange rates during the reporting period or upon settlement of the foreign currency transaction are reported in operations for the current period. It is not practical to isolate that portion of both realized and unrealized gains and losses on investments in equity securities in the statement of operations that result from fluctuations in foreign currency exchange rates. The Funds do isolate that portion of gains and losses on investments in debt securities which are due to changes in the foreign exchange rate from that which are due to changes in market prices of debt securities. The Series reports certain foreign currency related transactions as components of realized gains for financial reporting purposes, whereas such components are treated as ordinary income
(loss) for federal income tax purposes.

Other - Expenses common to all Funds within the Delaware Group of Funds are allocated amongst the Funds on the basis of average net assets. Security transactions are recorded on the date the securities are purchased or sold (trade date). Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Foreign dividends are also recorded on the ex-dividend date or as soon after the ex-dividend date that the Funds are aware of such dividends, net of all non-rebatable tax withholdings. Original issue discounts are accreted to interest income over the lives of the respective securities. Withholding taxes on foreign dividends have been provided for in accordance with the Fund's understanding of the applicable country's tax rules and rates. The Series declares and pays dividends from net investment income and capital gains annually.

Certain Fund expenses are paid through "soft dollar" arrangements with brokers. The amount of these expenses is less than 0.01% of the Fund's average daily net assets.

Use of Estimates - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

2. Investment Management and Other Transactions with Affiliates In accordance with the terms of the Investment Management Agreement, the Fund pays Delaware International Advisers Ltd. ("DIAL"), the investment manager, an annual fee which is calculated daily on the average daily net assets of each Series less the fees paid to the unaffiliated directors of the International Equity Series, the Global Assets Series and the Global Bond Series. The management fee for the Emerging Markets Series are calculated daily on the net assets without consideration of amounts paid to unaffiliated directors. DIAL has entered into a sub-advisory agreement with Delaware Management Company, Inc. (DMC) with respect to the management of the Global Assets Series' investment in U.S. securities. DMC will receive from DIAL 25% of the investment management fees and other expenses for the Global Assets Series. The management fee rates are as follows:


38   1997 semi-annual report

--------------------------------------------------------------------------------


                                              INTERNATIONAL     GLOBAL      GLOBAL      EMERGING
                                                 EQUITY         ASSETS       BOND        MARKETS
                                                 SERIES         SERIES      SERIES       SERIES
                                              -------------     ------      ------       ------
Management fee as a
percentage of average
daily net assets (per annum). . . . . .           0.75%          0.75%      0.75%        1.25%

DIAL have elected to waive their fees and reimburse each Series to the extent that annual operating expenses exclusive of taxes, interest, brokerage commissions and extraordinary expenses, exceed, 1.55% for each class of the International Equity Series 0.95% for each class of the Global Assets and the Global Bond Series and 1.70% for each class of the Emerging Markets Series, of the average daily net assets for each Series through November 30, 1997. Total expenses absorbed by and DIAL for the six months ended May 31, 1997 are as follows:

                                              INTERNATIONAL     GLOBAL      GLOBAL      EMERGING
                                                 EQUITY         ASSETS       BOND        MARKETS
                                                 SERIES         SERIES      SERIES       SERIES
                                              -------------     ------      ------       ------
Total expenses absorbed by DIAL . . . .         $12,818        $69,182     $65,258      $77,305

The Fund has engaged Delaware Service Company, Inc. (DSC), an affiliate of DMC, to serve as dividend disbursing and transfer agent for the Fund. Effective August 19, 1996, the Fund also engaged DSC to provide accounting services for the Series. Previously, Fund personnel provided this service and the related costs were recorded in salaries and other expense categories in the statement of operations. For the six months ended May 31, 1997, the amounts expensed for each Series were as follows:

                                              INTERNATIONAL     GLOBAL      GLOBAL      EMERGING
                                                 EQUITY         ASSETS       BOND        MARKETS
                                                 SERIES         SERIES      SERIES       SERIES
                                              -------------     ------      ------       ------
Dividend disbursing, transfer agent
 fees and other expenses . . . . . .           $357,865        $31,499     $14,920      $16,445
Accounting fees. . . . . . . . . . .             25,028          2,702       2,058          889

On May 31, 1997, the Fund had payables to affiliates as follows:

                                              INTERNATIONAL     GLOBAL      GLOBAL      EMERGING
                                                 EQUITY         ASSETS       BOND        MARKETS
                                                 SERIES         SERIES      SERIES       SERIES
                                              -------------     ------      ------       ------
Investment Management fee payable to
 DIAL . . . . . . . . . . . . . . .            $213,981        $    --     $    --      $    --
Dividend disbursing, transfer agent
 fees, accounting fees and other
 expenses payable to DSC. . . . . .              23,603         43,585      10,335       28,823
Other expenses payable to DMC and
 affiliates . . . . . . . . . . . .               2,852          2,660          --           --

Pursuant to the Distribution Agreement, the Fund pays Delaware Distributors, L.P. (DDLP), the Distributor and an affiliate of DMC, an annual fee not to exceed 0.30% of the average daily net assets of the A Class and 1.00% of the average daily net assets of the B and C Class for each Series. For the six months ended May 31, 1997, DDLP earned commissions on sales of the Fund A Class shares for each Series as follows:

                                              INTERNATIONAL     GLOBAL      GLOBAL      EMERGING
                                                 EQUITY         ASSETS       BOND        MARKETS
                                                 SERIES         SERIES      SERIES       SERIES
                                              -------------     ------      ------       ------
                                               $49,061         $47,462      $5,142      $5,756



Certain officers of DMC, DSC and DDLP are officers, directors and/or employees of the Fund. These officers, directors and employees are paid no compensation by the Fund.

                                                    1997 semi-annual report   39

--------------------------------------------------------------------------------

3.  Investments
During the six months ended May 31, 1997, the Fund made purchases and sales of investment securities other than U.S. government securities and temporary cash investments for each Series as follows:

                                              INTERNATIONAL     GLOBAL        GLOBAL      EMERGING
                                                 EQUITY         ASSETS         BOND        MARKETS
                                                 SERIES         SERIES        SERIES       SERIES
                                              -------------     ------        ------       ------
Purchases . . . . . . . . . . . . .            $43,566,505     $5,554,917   $9,685,071   $6,060,319
Sales . . . . . . . . . . . . . . .              2,725,986     10,509,185    5,024,599      687,888

At May 31, 1997, the aggregate cost of securities and unrealized appreciation (depreciation) for federal income tax purposes for each Series were as follows:

                                              INTERNATIONAL     GLOBAL        GLOBAL      EMERGING
                                                 EQUITY         ASSETS         BOND        MARKETS
                                                 SERIES         SERIES        SERIES       SERIES
                                              -------------     ------        ------       ------
Cost of Investments . . . . . . . .            $154,183,093   $12,556,198   $15,401,853  $13,313,952
                                               ============   ===========   ===========  ===========
Aggregate unrealized appreciation .              36,448,163     1,728,319       170,021    2,138,697
Aggregate unrealized depreciation .              (3,616,286)     (160,465)     (362,254)    (569,367)
                                               ------------   -----------   -----------  -----------
Net unrealized appreciation
 (depreciation) . . . . . . . . . .             $32,831,877    $1,567,854     ($192,233)  $1,569,330
                                                ===========    ==========   ===========  ===========

4.  Capital Stock
Transactions in capital stock shares were as follows:

                           INTERNATIONAL EQUITY SERIES   GLOBAL ASSETS SERIES    GLOBAL BOND SERIES    EMERGING MARKET SERIES
                           ---------------------------   --------------------    ------------------    ----------------------
                            SIX MONTHS        YEAR       SIX MONTHS     YEAR     SIX MONTHS   YEAR     SIX MONTHS    6/10/96*
                              ENDED           ENDED        ENDED        ENDED       ENDED     ENDED       ENDED        TO
                             5/31/97         11/30/96     5/31/97      11/30/96   5/31/97    11/30/96    5/31/97    11/30/96

Shares sold:
 A Class. . . . . . . .    2,931,751        2,918,393     176,513       691,976   166,550     269,530    577,633     347,106
 B Class. . . . . . . .      743,230          491,774      93,168       331,355    54,289      54,768    176,283      28,337
 C Class. . . . . . . .      289,563          136,101      76,098        93,322    44,176       9,529     53,537      21,568
 Institutional Class. .    1,083,254        1,980,425       8,440        27,341   291,340     623,108    117,642     376,121

Shares issued upon
 reinvestment of dividends
 from net investment income
 and net realized gains
 from security
 transactions: . . . .
 A Class . . . . . . .       167,170          169,454      23,605        23,328    13,686      14,232      2,273           -
 B Class . . . . . . .        16,473            8,890       8,335         5,419     2,406       2,094        211           -
 C Class . . . . . . .         3,237              237       2,456           725     1,312         359        156           -
 Institutional Class .        71,788           41,888       5,317        10,755    33,550      16,587      3,734           -
                           ---------        ---------     -------     ---------   -------     -------    -------     -------
                           5,306,466        5,747,162     393,932     1,184,221   607,309     990,207    931,469     773,132
                           ---------        ---------     -------     ---------   -------     -------    -------     -------
Shares repurchased:
 A Class. . . . . . .     (1,902,383)      (2,103,224)   (651,547)      (85,002)  (54,473     (60,913)   (52,605)    (94,511)
 B Class. . . . . . .        (68,058)         (39,613)   (204,469)      (27,670)  (14,967)     (5,494)    (1,479)          -
 C Class. . . . . . .        (34,572)          (5,431)     (5,206)       (5,032)     (283)        (23)       (84)     (1,503)
 Institutional Class.       (369,226)        (649,384)    (11,046)      (56,667)  (48,275)   (136,850)  (338,860)     (4,154)
                           ---------        ---------     -------     ---------   -------     -------    -------     -------
                          (2,374,239)      (2,797,652)   (872,268)     (174,371) (117,998)   (203,280)  (393,028)   (100,168)
                           ---------        ---------     -------     ---------   -------     -------    -------     -------

Net Increase (Decrease).   2,932,227        2,949,510    (478,336)    1,009,850   489,311     786,927    538,441     672,964
                           =========        =========     =======     =========   =======     =======    =======     =======

--------------------------
*Date of initial public offering

40   1997 semi-annual report

--------------------------------------------------------------------------------

5.  Lines of Credit
The Fund has a committed line of credit for $6.8 million for the International Equity Series, $1 million for the Global Assets Series, $200,000 for the Global Bond Series and $400,000 for the Emerging Markets Series. No amount was outstanding at May 31, 1997, or at any time during the fiscal year.

6.  Foreign Exchange Contracts
The Fund will generally enter into forward foreign currency contracts as a way of managing foreign exchange rate risk. A fund may enter into these contracts to fix the U.S. dollar value of a security that it has agreed to buy or sell for the period between the date the trade was entered into and the date the security is delivered and paid for. A fund may also use these contracts to hedge the U.S. dollar value of securities it already owns denominated in foreign currencies.

Forward foreign currency contracts are valued at the mean between the bid and asked prices of the contracts and are marked-to-market daily. Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available. The change in market value is recorded by the Fund as an unrealized gain or loss. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

The use of forward foreign currency contracts does not eliminate fluctuations in the underlying prices of the Fund's securities, but it does establish a rate of exchange that can be achieved in the future. Although forward foreign currency contracts limit the risk of loss due to a decline in the value of the hedged currency, they also limit any potential gain that might result should the value of the currency increase. In addition, the Fund could be exposed to risks if the counter parties to the contracts are unable to meet the terms of their contracts.

The following forward foreign currency contracts were outstanding at May 31, 1997 for each of the Series:

                                                                                                                  Unrealized
                                       Contracts to              In Exchange     Contract       Settlement       Appreciation
International Equity Series               Deliver                     For          Value           Date         (Depreciation)
------------------------------------------------------------------------------------------------------------------------------

                                  14,097,000 Dutch Guilders       $7,400,000    $7,395,210        8/29/97           $4,790
                                  42,365,000 French Francs         7,400,000     7,399,773        8/29/97              227
                                   7,906,977 New Zealand Dollars   5,440,000     5,437,127        8/29/97            2,873
                                                                                                                    ------
                                                                                                                    $7,890
                                                                                                                    ======


                                                                                                                  Unrealized
                                       Contracts to              In Exchange     Contract       Settlement       Appreciation
                                          Deliver                     For          Value           Date         (Depreciation)
                                 ---------------------------------------------------------------------------------------------
                                  31,514,058 Belgian Francs         $901,690      $895,604         6/2/97          ($6,086)
                                                                                                                    ======




                                                                                                                  Unrealized
                                       Contracts to              In Exchange     Contract       Settlement       Appreciation
Global Bond Series                        Deliver                     For          Value           Date         (Depreciation)
------------------------------------------------------------------------------------------------------------------------------
                                     890,000 Canadian Dollars       $647,723      $650,316        8/29/97          ($3,043)
                                   2,600,000 New Zealand Dollars  $1,788,020    $1,787,855        8/29/97              165
                                                                                                                    ------
                                                                                                                   ($2,878)
                                                                                                                    ======

                                                                                                                  Unrealized
                                       Contracts to              In Exchange     Contract       Settlement       Appreciation
Emerging Markets Series                   Deliver                     For          Value           Date         (Depreciation)
------------------------------------------------------------------------------------------------------------------------------
                                     560,877 Czech Korunas           $17,295       $17,191       6/2/1997             $104
                                                                                                                    ------


                                                                                                                  Unrealized
                                       Contracts to              In Exchange     Contract       Settlement       Appreciation
                                          Deliver                     For          Value           Date         (Depreciation)
                                ----------------------------------------------------------------------------------------------
                                    531,292 Hong Kong Dollars        $68,589       $68,566       6/2/1997             ($23)
                                    294,942 South African Rand        66,012        65,980       6/3/1997              (32)
                                    276,999 Malaysian Riggit         110,248       110,161       6/9/1997              (87)
                                                                                                                    ------
                                                                                                                     ($142)
                                                                                                                    ======

                                                    1997 semi-annual report   41

--------------------------------------------------------------------------------

7.  Concentrations of Credit Risk
Some countries in which the Funds may invest require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. In addition, if there is a deterioration in a country's balance of payments or for other reasons, a country may impose temporary restrictions on foreign capital remittances abroad.

The securities exchanges of certain foreign markets are substantially smaller, less liquid and more volatile than the major securities markets in the United States. Consequently, acquisition and disposition of securities by the Fund may be inhibited. In addition, a significant proportion of the aggregate market value of equity securities listed on the major securities exchanges in emerging markets are held by a smaller number of investors. This may limit the number of shares available for acquisition or disposition of the Fund.

The Fund may invest in high-yield fixed income securities which carry ratings of BB or lower by S&P and/or Ba or lower by Moody's. Investments in these higher yielding securities may be accompanied by a greater degree of credit risk than higher rated securities. Additionally, lower rated securities may be more susceptible to adverse economic and competitive industry conditions than investment grade securities.

The Fund may invest in securities whose value is derived from an underlying pool of mortgages or consumer loans. Prepayment of these loans may shorten the stated maturity of the respective obligation and may result in a loss of premium, if any has been paid.

With the exception of the Emerging Markets Series, each series may invest up to 10% of its total assets in illiquid securities which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and other securities which may not be readily marketable. The Emerging Markets Series may invest up to 15% in such securities. The relative illiquidity of some of these securities may adversely affect the Fund's ability to dispose of such securities in a timely manner and at a fair price when it is necessary to liquidate such securities. These securities, if any, have been denoted in the Statement of Net Assets.


42   1997 semi-annual report

DELAWARE GROUP OF FUNDS

For Growth of Capital
Aggressive Growth Fund
Trend Fund
DelCap Fund
Small Cap Value Fund
U.S. Growth Fund
Tax-Efficient Equity Fund
Growth Stock Fund

For Total Return
Quantum Fund
Blue Chip Fund
Devon Fund
Decatur Total Return Fund
Decatur Income Fund
Delaware Fund

For International Diversification
Emerging Markets Fund
New Pacific Fund
World Growth Fund
International Equity Fund
Global Assets Fund
Global Bond Fund

For Current Income
Delchester Fund
Strategic Income Fund
U.S. Government Fund
U.S. Government Securities Fund
Limited-Term Government Fund

For Tax-Exempt Current Income
National High Yield Municipal Bond Fund
Tax-Free USA Fund
Tax-Free Insured Fund
Tax-Free USA Intermediate Fund
State Tax-Free Funds*

Money Market Funds
Delaware Cash Reserve
U.S. Government Money Fund
Tax-Free Money Fund

* Available for the following states: AZ, CA, CO, FL, ID, IA, KS, MN, MO, NM, NY, ND, OR, PA, UT, WA, WI.

funds

THIS SEMI-ANNUAL REPORT IS FOR THE INFORMATION OF GLOBAL & INTERNATIONAL FUND SHAREHOLDERS, BUT IT MAY BE USED WITH PROSPECTIVE INVESTORS WHEN PRECEDED OR ACCOMPANIED BY A CURRENT PROSPECTUS FOR GLOBAL & INTERNATIONAL FUND, WHICH SETS FORTH DETAILS ABOUT CHARGES, EXPENSES, INVESTMENT OBJECTIVES AND OPERATING POLICIES OF THE FUND. INTERNATIONAL INVESTING HAS SPECIAL RISKS THAT INCLUDE LESS STABLE ECONOMIES AND GOVERNMENTS, CURRENCY FLUCTUATIONS AND DIFFERENT ACCOUNTING STANDARDS. YOU SHOULD READ THE PROSPECTUS CAREFULLY BEFORE YOU INVEST. SUMMARY INVESTMENT RESULTS ARE DOCUMENTED IN THE FUND'S CURRENT STATEMENT OF ADDITIONAL INFORMATION. THE FIGURES IN THIS REPORT REPRESENT PAST RESULTS WHICH ARE NOT A GUARANTEE OF FUTURE RESULTS. THE RETURN AND PRINCIPAL VALUE OF AN INVESTMENT IN THE FUND WILL FLUCTUATE SO THAT SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

INVESTMENT MANAGER
Delaware Management Company, Inc.
Philadelphia, Pennsylvania

NATIONAL DISTRIBUTOR
Delaware Distributors, L.P.
Philadelphia, Pennsylvania

SHAREHOLDER SERVICING,
DIVIDEND DISBURSING AND
TRANSFER AGENT
Delaware Service Company, Inc.
Philadelphia, Pennsylvania

1818 Market Street
Philadelphia, PA 19103-3682

FOR SHAREHOLDERS
1.800.523.1918

FOR SECURITIES DEALERS
1.800.362.7500

FOR FINANCIAL INSTITUTIONS
REPRESENTATIVES
1.800.659.2265

Be sure to consult your financial adviser when making investments. Mutual funds can be a valuable part of your financial plan: however, shares of the Fund are not FDIC or NCUSIF insured, are not guaranteed by any bank or any credit union, and involve investment risk, including the possible loss of the principal amount invested. Shares of the Fund are not bank or credit union deposits.

Copy Rights Delaware Distributors, L.P.

DELAWARE
GROUP
--------
Philadelphia o London


Printed in the USA on
recycled paper

(6735)
SA-034 [5/97] PP7/97